Filed with the Securities and Exchange Commission on November 28, 2011

File No. 33-21844

File No. 811-5555

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933 ☒

Pre-Effective Amendment No.__	☐
Post-Effective Amendment No. 53	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940	☒
Amendment No. 54	☒
(Check appropriate box or boxes)

Sanford C. Bernstein Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: 1-212-756-4097

Mark R. Manley, Esq.

AllianceBernstein L.P.

New York, New York 10105

(Name and address of agent for service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on(date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post effective amendment.

This filing relates solely to the International Portfolio and the Tax-Managed International Portfolio.

PROSPECTUS    |    [                             ], 2012

Sanford C. Bernstein Fund, Inc.

Non-U.S. Stock Portfolios

(Class Offered—Exchange Ticker Symbol)

>	International Portfolio

(International Class–SIMTX)

>	Tax-Managed International Portfolio

(Tax-Managed International Class–SNIVX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured
➢ May Lose Value
➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

NON-U.S. STOCK PORTFOLIOS

International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

International Class
Management Fees	[ ]%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	[ ]%
Other Expenses	[ ]%

Total Other Expenses	[ ]%

Total Portfolio Operating Expenses	[ ]%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

International Class
After 1 Year	$	[ ]
After 3 Years	$	[ ]
After 5 Years	$	[ ]
After 10 Years	$	[ ]

4

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [    ]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio’s international growth stocks are selected using the Manager’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Manager’s Bernstein unit (“Bernstein”). In selecting stocks for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

PRINCIPAL RISKS:

•	The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

5

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s International Class shares.

[CHART TO COME]

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up [            ]%,[        ] quarter, [            ]; and Worst Quarter was down -[            ]%,[            ] quarter, [            ].

6

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2011)

		1 Year	5 Years	10 Years
International Class	Return Before Taxes	[___]%	[___]%	[___]%
	Return After Taxes on Distributions	[___]%	[___]%	[___]%
	Return After Taxes on Distributions and Sale of Portfolio Shares	[___]%	[___]%	[___]%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		[___]%	[___]%	[___]%

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Dokyoung Lee	Since 2008	Senior Vice President of the Manager
Joshua B. Lisser	Since inception	Senior Vice President of the Manager
Seth J. Masters	Since inception	Senior Vice President of the Manager
Patrick J. Rudden	Since 2009	Senior Vice President of the Manager
Karen Sesin	Since 2011	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Tax-Managed International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

Tax-Managed International Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None
Maximum Account Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Tax-Managed International Class
Management Fees	[ ]%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Shareholder Servicing	[ ]%
Other Expenses	[ ]%

Total Other Expenses	[ ]%

Total Portfolio Operating Expenses	[ ]%

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Tax-Managed International Class
After 1 Year	$	[ ]
After 3 Years	$	[ ]
After 5 Years	$	[ ]
After 10 Years	$	[ ]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [    ]% of the average value of its portfolio.

8

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Manager also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio’s international growth stocks are selected using the Manager’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Manager’s Bernstein unit (“Bernstein”). In selecting stocks for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:

•	The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation

9

recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on “Investments,” then “Stocks,” then “Mutual Fund Performance at a Glance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Tax-Managed International Class shares.

[CHART TO COME]

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up [            ]%, [            ] quarter, [            ]; and Worst Quarter was down -[            ]%, [            ] quarter, [            ].

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2011)

		1 Year	5 Years	10 Years
Tax-Managed International Class	Return Before Taxes	[ ]%	[ ]%	[ ]%
	Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
	Return After Taxes on Distributions and Sale of Portfolio Shares	[ ]%	[ ]%	[ ]%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		[ ]%	[ ]%	[ ]%

10

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:

AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Dokyoung Lee	Since 2008	Senior Vice President of the Manager
Joshua B. Lisser	Since inception	Senior Vice President of the Manager
Seth J. Masters	Since inception	Senior Vice President of the Manager
Patrick J. Rudden	Since 2009	Senior Vice President of the Manager
Karen Sesin	Since 2011	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:

The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”).

TAX INFORMATION:

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION ABOUT INVESTMENT PROCESSES AND CERTAIN PRINCIPAL RISKS

This section contains additional information about Portfolios’ investment processes and certain principal risks. This Prospectus refers to Alliance Bernstein L.P. as the “Manager,” “AllianceBernstein” or “we” and shareholders of the Portfolios as “you.”

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. All of our Non-U.S. Stock Portfolios use a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

Additional information about the Manager’s investment process and research analyses can be found in the Portfolios’ Statement of Additional Information (“SAI”).

Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL INFORMATION ON CERTAIN PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS

Market Risk: Each Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. With respect to the Portfolios, the securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Allocation Risk: With respect to the Portfolios, this is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if a Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as each Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there may be a greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and

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costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union (“EU”) and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.

Other foreign investment risks include:

•	the availability of less public information on issuers of securities

•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

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ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio’s investment practices and additional information about each Portfolio’s risks and investments can be found in the Portfolios’ SAI.

Additional investments, strategies and practices permitted; details in each Portfolio’s SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio’s SAI, which is available upon request at no cost (see back cover of this Prospectus).

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio’s Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Foreign Currency Transactions

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Derivatives

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile or investment characteristics of an investment portfolio, to obtain exposure to otherwise inaccessible markets, to increase their exposure or leverage their investment in certain asset classes or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein’s judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein’s use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio’s investment objective and policies.

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There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

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Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio

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and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

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Futures—A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging, investment or other purposes. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

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Regulatory changes could adversely affect the Portfolios by limiting its trading activities in futures and increasing Portfolio expenses. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio’s ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools. Other potentially adverse regulatory initiatives could develop.

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Forwards—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

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Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the “notional” principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

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Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager’s approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

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Inflation (CPI) Swaps. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the

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Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

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Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager’s approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

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Currency Swaps. The Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as “structured securities” or “hybrid” investments. Examples of these securities are described below under “Structured Instruments.”

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument

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and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. None of the Portfolios will invest more than 20% of its total assets in these investments.

Synthetic Foreign Equity Securities

The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Foreign (Non-U.S.) Securities

The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Real Estate Investment Trusts

The Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Repurchase Agreements and Buy/Sell Back Transactions

Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer’s money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Short Sales

The Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

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Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio’s assets. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the net asset value of a Portfolio’s shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio’s shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio’s investment portfolio, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio’s shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Future Developments

A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

Each Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.

Temporary Defensive Positions

Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required

A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment Policies and Limitations Apply at Time of Purchase Only

Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

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INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus.

HOW TO BUY SHARES

Minimum Investments

Except as otherwise provided, the minimum initial investment in any of the Portfolios of the Sanford C. Bernstein Fund, Inc. (“SCB” or the “Fund”) is $25,000. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. With respect to the Portfolios, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on Bernstein’s opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by Bernstein will be subject to the following minimum investment requirements:

•	initial purchases of shares of the Portfolios will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.

Procedures

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. The Manager may, in its discretion, permit certain non-discretionary accounts to invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on Bernstein’s website at www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. With respect to non-discretionary accounts, orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

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A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your shares in a Portfolio, including Class 1 shares of the Overlay Portfolios, of SCB for shares in any other Portfolio, including Class 1 shares of the Overlay Portfolios, of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See “Dividends, Distributions and Taxes” below.

HOW TO SELL OR REDEEM SHARES

You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see “Dividends, Distributions and Taxes” below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

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Automatic sale of your shares: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund’s discretion. For further information, call your Bernstein advisor at (212) 486-5800.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or

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for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

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Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

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HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s net asset value (“NAV”) is calculated at the close of regular trading on the New York Stock Exchange (the “Exchange”) (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Fund values each Portfolio’s securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate each Portfolio’s NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Board has delegated responsibility for valuing the Fund’s assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund’s assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

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MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER

Each Portfolio’s Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2011 totaling approximately $[    ] billion (of which more than $[    ] billion represented assets of investment companies). As of September 30, 2011, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including [    ] of the nation’s FORTUNE 100 companies), for public employee retirement funds in [    ] states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the [    ] registered investment companies managed by the Manager, comprising approximately [    ] separate investment portfolios, have approximately [    ] million shareholder accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

Portfolio	Fee as a percentage of average net assets	Fiscal Year Ended
International	[ ]%	9/30/11
Tax-Managed International	[ ]%	9/30/11

A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s annual report to shareholders for the fiscal year ended shown in the table above.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:

The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Manager’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager’s large internal research staff. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Dokyoung Lee; since 2008; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2007, and Director of Research—Blend Strategies.

Joshua B. Lisser; since inception; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2007, and Chief Investment Officer—Index Strategies.

Seth J. Masters; since inception; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2007, Chief Investment Officer—Blend Strategies and Chief Investment Officer—Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2007, and Head of Blend Strategies.

Karen Sesin; since 2011; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated in a similar capacity to her current position since prior to 2007.

Each Portfolio’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

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PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

As described in this Prospectus, we diversify the investment portfolio of each of the Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolio and the Tax-Managed International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the “Historical Accounts”) that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the Portfolios’ assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2011. Each of an investment team’s Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following [22] developed market country indices: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom].

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team’s Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios’ expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios’ shareholders of sales charges and income taxes.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios’ assets and by the Manager’s allocation of the Portfolios’ portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the Manager were to allocate more of either of the Portfolios’ portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein’s international growth investment discipline (“Growth Composite”). The performance information set forth in Display 1 does not represent the performance of the International Portfolio or Tax-Managed International Portfolio.

27

Display 1

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE

Average Annual Total Returns

[CHART TO COME]

Periods ended December 31, 2011.

Past performance is no guarantee of future results.

Display 2 presents the historical performance for Bernstein’s international value investment discipline (“Value Composite”). The performance information set forth in Display 2 does not represent the performance of the International Portfolio or Tax-Managed International Portfolio.

Display 2

BERNSTEIN INTERNATIONAL VALUE COMPOSITE

Average Annual Total Returns

[CHART TO COME]

Periods ended December 31, 2011.

Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio and Tax-Managed International Portfolio were managed using only the Manager’s international value discipline. Since September 2, 2003, the International Portfolio or Tax-Managed International Portfolio have been managed using both the Manager’s international growth and international value investment disciplines.

The above performance data in Displays 1and 2 are provided solely to illustrate the Manager’s experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Portfolios. Other methods of computing returns may produce different results, and the results for different periods will vary.

SHAREHOLDER SERVICING FEES

AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES

Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between the Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES

Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS

Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

28

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

The Portfolios may distribute ordinary income dividends and/or capital gains distributions.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends received from the Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income—treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of the Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to

29

which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of the Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

30

GLOSSARY OF INVESTMENT TERMS

MSCI EAFE Index (Europe, Australasia, Far East)—A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following [22] developed market country indices: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom].

31

FINANCIAL HIGHLIGHTS

Financial Highlights	Non-U.S. Stock Portfolios • Tax-Managed International Portfolio • International Portfolio	The financial highlights table is intended to help you understand the financial performance of the Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal-year-end period has been audited by [ ], whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s 2011 annual report, which is available upon request.

Tax-Managed International Portfolio Tax-Managed International Class

	Year Ended September 30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$	[ ]	$15.16	$16.52	$29.64	$27.20

Income from investment operations:
Investment income, net†		[ ]	0.22	0.25	0.52	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions		[ ]	0.09	(1.16)	(10.22)	5.63
Contributions from Manager		[ ]	0.00(c)	0.00(c)	0.00	0.00(c)

Total from investment operations		[ ]	0.31	(0.91)	(9.70)	6.10

Less dividends and distributions:
Dividends from taxable net investment income		[ ]	(0.28)	(0.45)	(0.42)	(0.49)
Distributions from net realized gain on investment transactions		[ ]	0.00	0.00	(3.00)	(3.17)

Total dividends and distributions		[ ]	(0.28)	(0.45)	(3.42)	(3.66)

Net asset value, end of period	$	[ ]	$15.19	$15.16	$16.52	$29.64

Total return(a)		[ ]%	2.07%	(4.64)%	(36.75)%	24.28%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$	[ ]	$4,845,829	$5,286,906	$6,024,221	$9,492,508
Average net assets (000 omitted)	$	[ ]	$5,004,731	$4,376,859	$8,333,321	$8,571,465
Ratio of expenses to average net assets		[ ]%	1.13%(d)	1.15%	1.12%	1.12%
Ratio of net investment income to average net assets		[ ]%	1.53%(d)	2.07%	2.21%	1.68%
Portfolio turnover rate		[ ]%	85%	84%	70%	52%

International Portfolio International Class

	Year Ended September 30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$	[ ]	$15.00	$16.51	$29.38	$27.17

Income from investment operations:
Investment income, net†		[ ]	0.22	0.25	0.50	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions		[ ]	0.14	(1.31)	(9.89)	5.63
Contributions from Manager		[ ]	0.00	0.00	0.00	0.00(c)

Total from investment operations		[ ]	0.36	(1.06)	(9.39)	6.09

Less dividends and distributions:
Dividends from taxable net investment income		[ ]	(0.28)	(0.45)	(0.44)	(0.53)
Distributions from net realized gain on investment transactions		[ ]	0.00	0.00	(3.04)	(3.35)

Total dividends and distributions		[ ]	(0.28)	(0.45)	(3.48)	(3.88)

Net asset value, end of period	$	[ ]	$15.08	$15.00	$16.51	$29.38

Total return(a)		[ ]%	2.43%	(5.59)%	(36.07)%	24.52%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$	[ ]	$2,073,462	$2,364,571	$2,788,102	$4,315,454
Average net assets (000 omitted)	$	[ ]	$2,199,418	$2,032,024	$3,828,486	$3,892,605
Ratio of expenses to average net assets		[ ]%	1.17%(d)	1.19%	1.18%	1.18%
Ratio of net investment income to average net assets		[ ]%	1.49%(d)	2.03%	2.16%	1.68%
Portfolio turnover rate		[ ]%	84%	91%	53%	59%

Please refer to footnotes on page [    ].

32

FINANCIAL HIGHLIGHTS (NOTES)

†	Based on average shares outstanding.

(a)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Amount is less than $.005.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

33

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firms’ reports and financial statements in each Portfolio’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Manager:

By Mail:	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105
By Phone:	(212) 486-5800
On the Internet:	www.bernstein.com

Or you may view or obtain these documents from the Commission:

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington DC 20549-1520.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811-05555

Privacy Notice

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients’ personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client’s name, address, social security number, assets, and income) and (2) information about our clients’ transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

[PRO-0119-0112]

BLENDED STYLE FUNDS — (A, B, AND C CLASS SHARES)

PROSPECTUS     | [                    ], 2012

AllianceBernstein Blended Style Funds

(Classes Offered—Exchange Ticker Symbol)

>	AllianceBernstein International Portfolio

(Class A–AIZAX; Class B–AIZBX; Class C–AIZCX)

>	AllianceBernstein Tax-Managed International Portfolio

(Class A–ABXAX; Class B–ABXBX; Class C–ABXCX)

The AllianceBernstein Blended Style Funds are equity funds designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein and its Bernstein unit in single investment portfolios.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured
➢ May Lose Value
➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs on page [    ] of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page [    ] of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)		Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%	*	1.00%	**
Exchange Fee	None	None		None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C
Management Fees	[ ]	%	[ ]	%	[ ]	%
Distribution and/or Service (12b-1) Fees	0.30%		1.00%		1.00%
Other Expenses:
Transfer Agent	[ ]	%	[ ]	%	[ ]	%
Other Expenses	[ ]	%	[ ]	%	[ ]	%

Total Other Expenses	[ ]	%	[ ]	%	[ ]	%

Total Portfolio Operating Expenses	[ ]	%	[ ]	%	[ ]	%

*	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**	For Class C shares, the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A			Class B			Class C
After 1 Year	$	[	]	$	[	]	$	[	]
After 3 Years	$	[	]	$	[	]	$	[	]
After 5 Years	$	[	]	$	[	]	$	[	]
After 10 Years	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your shares at the end of period:

4

	Class A			Class B			Class C
After 1 Year	$	[	]	$	[	]	$	[	]
After 3 Years	$	[	]	$	[	]	$	[	]
After 5 Years	$	[	]	$	[	]	$	[	]
After 10 Years	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [     ]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Adviser also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio’s international growth stocks are selected using the Adviser’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Adviser’s Bernstein unit (“Bernstein”). In selecting stocks for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

PRINCIPAL RISKS:

•	The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

5

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

6

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[CHART TO COME]

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up [    ]%, [    ] quarter, [    ]; and Worst Quarter was down -[    ]%, [    ] quarter, [    ].

Performance Table

Average Annual Total Returns*

(For the periods ended December 31, 2011)

		1 Year	5 Years	Since Inception**
Class A***	Return Before Taxes	[ ]%	[ ]%	[ ]%

	Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

	Return After Taxes on Distributions and Sale of Portfolio Shares	[ ]%	[ ]%	[ ]%
Class B	Return Before Taxes	[ ]%	[ ]%	[ ]%
Class C	Return Before Taxes	[ ]%	[ ]%	[ ]%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		[ ]%	[ ]%	[ ]%
*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	Inception date for all Classes is 1/30/04.

***	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Dokyoung Lee	Since 2008	Senior Vice President of the Adviser
Joshua B. Lisser	Since inception	Senior Vice President of the Adviser
Seth J. Masters	Since inception	Senior Vice President of the Adviser
Patrick J. Rudden	Since 2009	Senior Vice President of the Adviser
Karen Sesin	Since 2011	Senior Vice President of the Adviser

7

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	Less than $2,500	$200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

Tax-Managed International Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs on page [    ] of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs on page [    ] of the Portfolio’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class B Shares (not currently offered to new investors)	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	4.00%*	1.00%**
Exchange Fee	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	[ ]%	[ ]%	[ ]%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	1.00%
Other Expenses:
Transfer Agent	[ ]%	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%	[ ]%

Total Other Expenses	[ ]%	[ ]%	[ ]%

Total Portfolio Operating Expenses	[ ]%	[ ]%	[ ]%

*	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**	For Class C shares, the CDSC is 0% after the first year.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A		Class B		Class C
After 1 Year	$	[ ]	$	[ ]	$	[ ]
After 3 Years	$	[ ]	$	[ ]	$	[ ]
After 5 Years	$	[ ]	$	[ ]	$	[ ]
After 10 Years	$	[ ]	$	[ ]	$	[ ]

9

You would pay the following expenses if you did not redeem your shares at the end of period:

	Class A		Class B		Class C
After 1 Year	$	[ ]	$	[ ]	$	[ ]
After 3 Years	$	[ ]	$	[ ]	$	[ ]
After 5 Years	$	[ ]	$	[ ]	$	[ ]
After 10 Years	$	[ ]	$	[ ]	$	[ ]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was [     ]% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also invests in less developed or emerging equity markets. The Adviser also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolio’s international growth stocks are selected using the Adviser’s international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio’s international value stocks are selected using the fundamental international value investment discipline of the Adviser’s Bernstein unit (“Bernstein”). In selecting stocks for the Portfolio, Bernstein’s international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

10

PRINCIPAL RISKS:

•	The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

•

Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio’s website at www.AllianceBernstein.com (click on “Pricing & Performance”).

The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

11

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[CHART TO COME]

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up [    ]%, [    ] quarter, [    ]; and Worst Quarter was down [    ]%, [    ] quarter, [    ].

PERFORMANCE TABLE

Average Annual Total Returns*

(For the periods ended December 31, 2011)

		1 Year		5 Years		Since Inception**
Class A***	Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
	Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
	Return After Taxes on Distributions and Sale of Portfolio Shares	[ ]	%	[ ]	%	[ ]	%
Class B	Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Class C	Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)		[ ]	%	[ ]	%	[ ]	%
*	Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**	Inception date for all Classes is 1/30/04.

***	After-tax returns:

–	Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;
–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Dokyoung Lee	Since 2008	Senior Vice President of the Adviser
Joshua B. Lisser	Since inception	Senior Vice President of the Adviser
Seth J. Masters	Since inception	Senior Vice President of the Adviser
Patrick J. Rudden	Since 2009	Senior Vice President of the Adviser
Karen Sesin	Since 2011	Senior Vice President of the Adviser

12

PURCHASE AND SALE OF PORTFOLIO SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs (Class B shares are not currently offered to new shareholders)	$2,500	$50
Automatic Investment Program	Less than $2,500	$200 monthly until account balance reaches $2,500
*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

ADDITIONAL INFORMATION ABOUT CERTAIN PRINCIPAL RISKS

This section contains additional information about certain principal risks of the Portfolios, which are described on the preceding pages.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there may be a greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market Risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if a Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as each Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union (“EU”) and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

14

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.

Other foreign investment risks include:

•	the availability of less public information on issuers of securities

•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

15

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio’s investment practices and additional information about each Portfolio’s risks and investments can be found in the Portfolios’ SAI. This Prospectus refers to Alliance Bernstein L.P. as the “Adviser,” “AllianceBernstein” or “we” and shareholders of the Portfolios as “you.”

Additional investments, strategies and practices permitted; details in each Portfolio’s SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio’s SAI, which is available upon request at no cost (see back cover of this Prospectus).

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio’s Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Foreign Currency Transactions

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Derivatives

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile or investment characteristics of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein’s judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein’s use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio’s investment objective and policies.

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There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s investment (in some cases, the potential loss is unlimited).

The Portfolios’ investments in derivatives may include, but are not limited to, the following:

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Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield “spread” or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio

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and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

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Futures—A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

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Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Each Portfolio may purchase or sell options on futures contracts for hedging, investment or other purposes. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

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Regulatory changes could adversely affect the Portfolios by limiting its trading activities in futures and increasing Portfolio expenses. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio’s ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools. Other potentially adverse regulatory initiatives could develop.

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Forwards—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

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Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the “notional” principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

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Interest Rate Transactions (Swaps, Caps and Floors). Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser’s approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

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Inflation (CPI) Swaps. Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary

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income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

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Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser’s approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor’s, Fitch or Moody’s. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

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Currency Swaps. The Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Foreign Currency Transactions.”

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as “structured securities” or “hybrid” investments. Examples of these securities are described below under “Structured Instruments.”

Structured Instruments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

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Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Synthetic Foreign Equity Securities

The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Foreign (Non-U.S.) Securities

The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Real Estate Investment Trusts

The Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price

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movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Repurchase Agreements and Buy/Sell Back Transactions

Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer’s money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

Short Sales

Each Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

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Future Developments

A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Portfolio Holdings

Each Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.

Temporary Defensive Positions

Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required

A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Under normal circumstances, shareholders will receive at least 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment Policies and Limitations Apply at Time of Purchase Only

Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Portfolio Turnover

The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

Borrowing and Leverage

The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio’s assets. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio’s shareholders. These include a higher volatility of the net asset value of a Portfolio’s shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio’s shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio’s investment portfolio, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio’s shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

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INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus. Different classes of fund shares are available to certain retirement plans and offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “The ‘Pros’ and ‘Cons’ of Different Share Classes” below. Only Class A shares offer Quantity Discounts on sales charges, as described under “Sales Charge Reduction Programs” below.

HOW TO BUY SHARES

The purchase of a Portfolio’s shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares

Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

You may purchase a Portfolio’s Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios’ principal underwriter, AllianceBernstein Investments, Inc. (“ABI”).

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50
*

Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see “Automatic Investment Program” and “Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans” below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class B shares	$100,000
—Class C shares	$1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc. (“ABIS”), must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans

Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

•

all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”) with assets in excess of $1,000,000;

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

•	AllianceBernstein-sponsored group retirement plans;

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

•	certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.

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Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in each Portfolio’s fee table included in the Summary Information section above

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Portfolio has adopted plans pursuant to Rule 12b-1 under the 1940 Act that allow the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.30%
Class B	1.00%
Class C	1.00%

Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor’s firm.

Class A Shares – Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to “breakpoints or quantity discounts” as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class B Shares – Deferred Sales Charge Alternative

Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

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You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase	CDSC
First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares – Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on “AllianceBernstein Mutual Funds Investors—U.S.” then “Investment Insights—Investor Education” then “Sales Charge Reduction Programs”). More information on Breakpoints and other sales charge waivers is available in each Portfolio’s SAI.

You Can Reduce Sales Charges

When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Portfolios

The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

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The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single “purchase.” A “purchase” means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

•

an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

•	all of the shareholder’s accounts at the Portfolios or a financial intermediary;

•	any account of the shareholder at another financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege as described below.

Class A Shares – Purchases Not Subject to Sales Charges

The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

•	all AllianceBernstein-sponsored group retirement plans;

•	group retirement plans;

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

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•

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

•

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein’s Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

•

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio’s shares, and employees of the Adviser.

Please see the Portfolios’ SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption

CDSC Waivers

The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

•	if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio’s Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Portfolios’ SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

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SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the “Plans”). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Portfolios’ SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Portfolios’ SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1,000,000. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option within one year, all investments in Class A shares of that Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program within one year, investments in the Funds’ Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE “PROS” AND “CONS” OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See “Payments to Financial Advisors and their Firms” below.

Choosing a Class of Shares for Group Retirement Plans

Group retirement plans with plan assets in excess of $1 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

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All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2011, ABI’s additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see “Management of the Portfolios—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolios are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Portfolio Operating Expenses” above.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

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As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Bank of America

Cadaret, Grant & Co.

CCO Investment Services Corp.

Chase Investment Services

Commonwealth Financial Network

Donegal Securities

Financial Network Investment Company

LPL Financial Corporation

Merrill Lynch

Morgan Stanley Smith Barney

Multi-Financial Securities Corporation

Northwestern Mutual Investment Services

PrimeVest Financial Services

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

Wells Fargo Advisors

Wells Fargo Investments

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the “Exchange”) is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

Selling Shares Directly to the Portfolio By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

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•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th Floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Each Portfolio’s Board of Directors (the “Board”) has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because the Portfolios may invest significantly in foreign securities, they may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

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A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio’s NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

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Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Board has delegated responsibility for valuing a Portfolio’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

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MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISER

Each Portfolio’s Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2011 totaling approximately $[        ] billion (of which more than $[        ] billion represented assets of investment companies). As of September 30, 2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including [    ] of the nation’s FORTUNE 100 companies), for public employee retirement funds in [    ] states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the [    ] registered investment companies managed by the Adviser, comprising approximately [    ] separate investment portfolios, have approximately [    ] million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
International	[ ]%	9/30/11
Tax-Managed International	[ ]%	9/30/11

A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:

The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Adviser’s growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Dokyoung Lee; since 2008; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a similar capacity to his current position since prior to 2007, and Director of Research—Blend Strategies.
Joshua B. Lisser; since inception; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a similar capacity to his current position since prior to 2007, and Chief Investment Officer—Index Strategies.
Seth J. Masters; since inception; Senior Vice President of the Adviser

Senior Vice President of the Adviser, with which he has been associated in a similar capacity to his current position since prior to 2007, Chief Investment Officer—Blend Strategies and Chief Investment Officer—Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a similar capacity to his current position since prior to 2007, and Head of Blend Strategies.
Karen Sesin; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a similar capacity to her current position since prior to 2007.

The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.

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PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

As described in this Prospectus, we diversify the investment portfolio of each of the Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolio and the Tax-Managed International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Adviser in managing the Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the “Historical Accounts”) that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Portfolios’ assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2011. Each of an investment team’s Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following [22] developed market country indices: [Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom].

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team’s Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios’ expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios’ shareholders of sales charges and income taxes.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios’ assets and by the Adviser’s allocation of the Portfolios’ portfolio between the two investment teams. If either or both of the investment teams employed by the Adviser in managing the Portfolios were to perform relatively poorly, and/or if the Adviser were to allocate more of either of the Portfolios’ portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

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Display 1 presents the historical performance for AllianceBernstein’s international growth investment discipline (“Growth Composite”). The performance information set forth in Display 1 does not represent the performance of the International Portfolio or Tax-Managed International Portfolio.

Display 1

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE

Average Annual Total Returns

[CHART TO COME]

Periods ended December 31, 2011.

Past performance is no guarantee of future results.

Display 2 presents the historical performance for Bernstein’s international value investment discipline (“Value Composite”). The performance information set forth in Display 2 does not represent the performance of the International Portfolio or Tax-Managed International Portfolio.

Display 2

BERNSTEIN INTERNATIONAL VALUE COMPOSITE

Average Annual Total Returns

[CHART TO COME]

Periods ended December 31, 2011.

Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio and Tax-Managed International Portfolio were managed using only the Adviser’s international value discipline. Since September 2, 2003, the International Portfolio or Tax-Managed International Portfolio have been managed using both the Adviser’s international growth and international value investment disciplines.

The above performance data in Displays 1 and 2 are provided solely to illustrate the Adviser’s experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the Portfolios. Other methods of computing returns may produce different results, and the results for different periods will vary.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolios, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Fees and Expenses of the Portfolio.” In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio’s income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio’s return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Portfolio’s non-corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and designated by a Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by a Portfolio are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Portfolio will notify you as to how much of the Portfolio’s distributions, if any, qualify for these reduced tax rates.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Portfolio’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Portfolio will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

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Non-U.S. Shareholders

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Portfolios’ SAI for information on how you will be taxed as a result of holding shares in the Portfolios.

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GENERAL INFORMATION

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Portfolios reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the Portfolios, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding,” does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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GLOSSARY OF INVESTMENT TERMS

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

RATING AGENCIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of the date of this prospectus, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Moody’s is Moody’s Investors Service, Inc.

Standard & Poor’s is Standard & Poor’s Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Portfolio’s net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

41

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42

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). This information has been audited by [                    ], the independent registered public accounting firm for each Portfolio, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s Annual Report, which is available upon request.

	Income from Investment Operations												Less: Dividends and Distributions
Fiscal Year or Period	Net Asset Value, Beginning of Period		Investment Income, Net (a)			Net Realized and Unrealized Gain on Investment and Foreign Currency Transactions		Contribution from Adviser			Total from Investment Operations		Dividends from Taxable Net Investment Income		Distributions from Net Realized Gain on Investment Transactions		Total Divi- dends and Distributions
AllianceBernstein International Portfolio
Class A
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.89		$.16			$.15		$0.00			$.31		$(.21)		$0.00		$(.21)
10/1/08-9/30/09		16.37		.19			(1.28)		0.00			(1.09)		(.39)		0.00		(.39)
10/1/07-9/30/08		29.17		.46			(9.85)		0.00			(9.39)		(.37)		(3.04)		(3.41)
10/1/06-9/30/07		26.99		.40			5.60		0.00	(c)		6.00		(.47)		(3.35)		(3.82)

Class B
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.74		$.05			$.14		$0.00			$.19		$(.11)		$0.00		$(.11)
10/1/08-9/30/09		16.12		$.10			(1.25)		0.00			(1.15)		(.23)		0.00		(.23)
10/1/07-9/30/08		28.77		.26			(9.67)		0.00			(9.41)		(.20)		(3.04)		(3.24)
10/1/06-9/30/07		26.74		.21			5.52		0.00	(c)		5.73		(.35)		(3.35)		(3.70)

Class C
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.76		$.06			$.13		$0.00			$.19		$(.11)		$0.00		$(.11)
10/1/08-9/30/09		16.13		$.11			(1.25)		0.00			(1.14)		(.23)		0.00		(.23)
10/1/07-9/30/08		28.79		.28			(9.70)		0.00			(9.42)		(.20)		(3.04)		(3.24)
10/1/06-9/30/07		26.75		.24			5.50		0.00	(c)		5.74		(.35)		(3.35)		(3.70)

AllianceBernstein Tax-Managed International Portfolio
Class A
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.97		$.12			$.10		$0.00	(c)		$.22		$(.17)		$0.00		$(.17)
10/1/08-9/30/09		16.37		$.17			(1.14)		0.00	(c)		(.97)		(.43)		0.00		(.43)
10/1/07-9/30/08		29.45		.42	(b)		(10.10)		0.00			(9.68)		(.40)		(3.00)		(3.40)
10/1/06-9/30/07		27.03		.47	(b)		5.55		0.00	(c)		6.02		(.43)		(3.17)		(3.60)

Class B
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.81		$.02			$.08		$0.00	(c)		$.10		$(.09)		$0.00		$(.09)
10/1/08-9/30/09		16.03		$.07			(1.09)		0.00	(c)		(1.02)		(.20)		0.00		(.20)
10/1/07-9/30/08		28.92		.29	(b)		(9.95)		0.00			(9.66)		(.23)		(3.00)		(3.23)
10/1/06-9/30/07		26.73		.23	(b)		5.51		0.00	(c)		5.74		(.38)		(3.17)		(3.55)

Class C
10/1/08-9/30/11	$	[ ]	$	[ ]		$	[ ]	$	[ ]		$	[ ]	$	[ ]	$	[ ]	$	[ ]
10/1/08-9/30/10		$14.82		$.03			$.07		$0.00	(c)		$.10		$(.09)		$0.00		$(.09)
10/1/08-9/30/09		16.02		$.07			(1.07)		0.00	(c)		(1.00)		(.20)		0.00		(.20)
10/1/07-9/30/08		28.90		.30	(b)		(9.95)		0.00			(9.65)		(.23)		(3.00)		(3.23)
10/1/06-9/30/07		26.71		.26	(b)		5.48		0.00	(c)		5.74		(.38)		(3.17)		(3.55)

Please refer to the footnotes on page [    ].

43

						Ratios/Supplemental Data
Net Asset Value, End of Period		Total Return (d)	Net Assets, End of Period (000 omitted)			Average Net Assets (000 omitted)			Ratio of Expenses to Average Net Assets, Net of Waiver		Ratio of Expenses to Average Net Assets, Before Waiver		Ratio of Net Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	14.99	2.10		11,455			15,764		1.53	(e)	1.53	(e)	1.13	(e)	84
	14.89	(5.94)		19,875			20,274		1.60		1.60		1.61		91
	16.37	(36.24)		32,517			44,005		1.42		1.42		2.00		53
	29.17	24.25		49,745			40,926		1.42		1.42		1.47		59

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	14.82	1.28		1,572			1,722		2.30	(e)	2.30	(e)	.34	(e)	84
	14.74	(6.72)		1,982			1,820		2.37		2.37		.84		91
	16.12	(36.65)		2,733			4,667		2.11		2.11		1.12		53
	28.77	23.32		5,831			5,562		2.12		2.12		.76		59

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	14.84	1.28		8,254			9,147		2.24	(e)	2.24	(e)	.39	(e)	84
	14.76	(6.65)		10,451			10,192		2.32		2.32		.89		91
	16.13	(36.66)		16,000			25,112		2.12		2.12		1.19		53
	28.79	23.35		29,367			22,751		2.12		2.12		.90		59

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	15.02	1.47		3,321			3,530		1.78	(e)	1.78	(e)	.85	(e)	85
	14.97	(5.15)		3,876			4,871		1.70		1.70		1.37		84
	16.37	(36.89)		9,101			6,673		1.38		1.43		1.90	(b)	70
	29.45	24.11		7,325			4,865		1.28		1.44		1.69	(b)	52

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	14.82	.67%		229			326		2.52	(e)	2.52	(e)	.16	(e)	85
	14.81	(5.96)		368			302		2.53		2.53		.61		84
	16.03	(37.34)		380			587		2.03		2.09		1.27	(b)	70
	28.92	23.23		647			613		2.00		2.16		.84	(b)	52

$	[ ]	[ ]%	$	[	]	$	[	]	[	]%	[	]%	[	]%	[	]%
	14.83	.67		1,764			1,711		2.49	(e)	2.49	(e)	.19	(e)	85
	14.82	(5.84)		1,736			1,631		2.46		2.46		.61		84
	16.02	(37.33)		2,612			4,080		2.03		2.09		1.31	(b)	70
	28.90	23.24		4,773			3,687		1.99		2.15		.95	(b)	52

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Transfer Agent.
(c)	Amount is less than $.005.
(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

44

APPENDIX A

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolios” in this Prospectus about the effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio’s operating expenses as reflected under “Fees and Expenses of the Portfolios.” The current annual expense ratio for each Portfolio is the same as stated under “Financial Highlights.” If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the “Mutual Fund Fees and Expenses Calculators” on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein International Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings		Investment After Returns		Hypothetical Expenses		Hypothetical Ending Investment
1	$10,000.00	$	[ ]	$	[ ]	$	[ ]	$	[ ]
2	[ ]		[ ]		[ ]		[ ]		[ ]
3	[ ]		[ ]		[ ]		[ ]		[ ]
4	[ ]		[ ]		[ ]		[ ]		[ ]
5	[ ]		[ ]		[ ]		[ ]		[ ]
6	[ ]		[ ]		[ ]		[ ]		[ ]
7	[ ]		[ ]		[ ]		[ ]		[ ]
8	[ ]		[ ]		[ ]		[ ]		[ ]
9	[ ]		[ ]		[ ]		[ ]		[ ]
10	[ ]		[ ]		[ ]		[ ]		[ ]
Cumulative		$	[ ]			$	[ ]

AllianceBernstein Tax-Managed International Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings		Investment After Returns		Hypothetical Expenses		Hypothetical Ending Investment
1	$10,000.00	$	[ ]	$	[ ]	$	[ ]	$	[ ]
2	[ ]		[ ]		[ ]		[ ]		[ ]
3	[ ]		[ ]		[ ]		[ ]		[ ]
4	[ ]		[ ]		[ ]		[ ]		[ ]
5	[ ]		[ ]		[ ]		[ ]		[ ]
6	[ ]		[ ]		[ ]		[ ]		[ ]
7	[ ]		[ ]		[ ]		[ ]		[ ]
8	[ ]		[ ]		[ ]		[ ]		[ ]
9	[ ]		[ ]		[ ]		[ ]		[ ]
10	[ ]		[ ]		[ ]		[ ]		[ ]
Cumulative		$	[ ]			$	[ ]

A-1

For more information about the Portfolios, the following documents are available upon request:

•  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI and the independent registered public accounting firm’s report and financial statements in each Portfolio’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618
On the Internet:	www.AllianceBernstein.com

Or you may view or obtain these documents from the Commission:

•  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•  Reports and other information about the Portfolios are available on the EDGAR Database on the Commission’s Internet site at

    http://www.sec.gov.

•  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by     writing the Commission’s Public Reference Section, Washington DC 20549-1520.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811-05555

[PRO-0109-0112]

SANFORD C. BERNSTEIN FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 756-4097

Statement of Additional Information

[                ], 2012

This Statement of Additional Information (“SAI”) relates to the following 12 series (each, a “Portfolio”) and classes (each, a “Class”) of shares of the Sanford C. Bernstein Fund, Inc. (the “Fund”):

Portfolio and Class (if applicable)	Exchange Ticker Symbol
Non-U.S. Stock Portfolios
International Portfolio International Class	SIMTX
Tax-Managed International Portfolio Tax-Managed International Class	SNIVX

This SAI is not a prospectus, and should be read in conjunction with the Fund’s Prospectus, dated [                ], 2012.

Certain financial statements from the Fund’s annual report dated September 30, 2011 are incorporated by reference into this SAI. Copies of the Fund’s Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number or on the Internet at www.bernstein.com.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

As of February 1, 2002, the names of each Portfolio were changed to delete “Bernstein” from their names. To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the “Tax-Managed International Value Portfolio” changed its name to “Tax-Managed International Portfolio,” and the “International Value Portfolio II” changed its name to “International Portfolio.”

Each Portfolio is diversified.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio’s sections of the Fund’s Prospectus entitled “Investment Objective,” “Principal Strategies,” “Principal Risks,” “Bar Chart and Performance Information” and “Fees and Expenses of the Portfolio,” as well as the section entitled “Additional Information About Principal Investment Strategies and Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

The Non-U.S. Stock Portfolios

The Tax-Managed International Portfolio and the International Portfolio

The Tax-Managed International Portfolio and the International Portfolio (collectively referred to as the “International Portfolios”) seek long-term capital growth. The International Portfolios will invest primarily in equity securities of issuers in countries that comprise the Morgan Stanley® Capital International Europe, Australasia, Far East (MSCI EAFE) index. The Portfolios also invest in equity securities of companies in less developed or emerging market countries.

As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation (“IFC”), a subsidiary of the World Bank, to have an “emerging stock market.”

The International Portfolios: The research analyses supporting buy and sell decisions for the International Portfolios are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios’ international growth stocks are selected using AllianceBernstein’s research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

The Manager’s international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio’s and the Tax-Managed International Portfolio’s international value stocks are selected using Bernstein’s research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein’s large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks—those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

The Manager’s international and emerging markets value analysts identify and quantify the critical variables that influence a business’s performance, analyze the results in order to forecast each company’s long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The International Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

Currency Transactions. The International Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

Certain Investment Risks of the International Portfolios

Market Risk

Since the International Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk—the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio’s composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of a Portfolio. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value (“NAV”). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

Currency Risk

See “Foreign Currency Transactions” below for a description of currency risk.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging-market countries may not fully protect a Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Accurate Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (“SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Below Investment-Grade Bonds

Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the International Portfolios’ ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Tax-Managed International Portfolio and the International Portfolio

Neither the Tax-Managed International Portfolio or the International Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements.

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A Securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

The International Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by “qualified institutional buyers,” including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios’ limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios’ securities could be adversely affected.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Short Sales

The Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor’s, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

The equity securities in which the International Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the International Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund’s management fees and other expenses, and will remain subject to payment of the Portfolio’s management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

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Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio’s ability to use such instruments as a part of its investment strategy.

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Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Futures Contracts and Options on Futures Contracts

The Portfolios may purchase or sell financial futures contracts (“futures contracts”) and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund’s custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio’s ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

Futures contracts can be highly volatile and could reduce a Portfolio’s total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio’s potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Futures Contracts

U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio’s ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1/2%-5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract;

(ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Portfolio’s ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio’s ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Foreign Currency Futures Contracts

Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Portfolios may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the U.S. Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the U.S. Dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Portfolios may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The International and Tax-Managed International Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Foreign Currency Transactions” below and in the Prospectus.

The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold. However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

Options

The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

Each Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund’s custodian. A put option written by a Portfolio is “covered” if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund’s custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

Options on Securities Indexes

A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio’s investments generally cannot match the composition of an index.

Options on Foreign Currencies

In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the International and Tax-Managed International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Foreign Currency Transactions” below and in the Prospectus.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Covered Straddles

The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Special Risks Associated with Options in General

The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See “Additional Investment Information, Special Investment Techniques and Related Risks — Illiquid Securities” in the Prospectus.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

Closing Transactions

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (“National Exchange”) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Synthetic Foreign Equity Securities

The Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Structured Instruments

Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

Structured instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio’s obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager’s approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio’s obligations with respect to any caps or floors.

Currency Swaps

The Portfolios may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The International and Tax-Managed International Portfolios may enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described under “Foreign Currency Transactions” below and in the Prospectus. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios’ obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios’ borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act.

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The International and Tax-Managed International Portfolios may purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under “Foreign Currency Transactions.”

Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to “lock in” the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

Under certain circumstances, each of the International Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The International and Tax-Managed International Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

Foreign Currency Transactions

The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Special Risk Considerations for Lower-Rated Securities

Securities rated Ba by Moody’s or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, (“lower-rated securities”) are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The ratings of fixed-income securities by Moody’s, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody’s, S&P and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each of the Non-U.S. Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR***

Dianne F. Lob c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President for the Manager with which she has been associated since prior to 2007; Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; She joined the firm in 1999 as a senior portfolio manager; Previously, a managing director and an investment banker at J.P. Morgan from 1977 to 1999.	18	None

INDEPENDENT DIRECTORS

Chairman of the Board Thomas B. Stiles II #^ 71 (2003)	President of Cedar Lawn Corporation (cemetery); Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999; Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988 to 1997; Executive Vice President and Director of E.F. Hutton Group from 1982 to 1987.	18	Cedar Lawn Corporation

Bart Friedman #+ 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

William Kristol #+ 59 (1994)	Editor, The Weekly Standard since prior to 2007; He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War

Debra Perry [ ] [ ] (2011)	[ ]	18	[ ]

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS

Donald K. Peterson # 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (communications) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; Committee for Economic Development

Rosalie J. Wolf #+ 70 (2000)	Managing Partner, Botanica Capital Partners LLC since prior to 2007; Member of Brock Capital Group LLC since prior to 2007; Member of the Investment Committee of the Board at the David and Lucile Packard Foundation since prior to 2007; Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003; Treasurer and Chief Investment Officer of The Rockefeller Foundation from 1994 to 2000; Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; North European Oil Royalty Trust

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
***	Ms. Lob is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#	Member of the Fund’s Audit Committee and Independent Directors Committee.
^	Member of the Fund’s Fair Value Pricing Committee.
+	Member of the Fund’s Nominating, Governance and Compensation Committee.

The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the

Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Manager’s Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has [            ]; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolios in accordance with the Portfolios’ investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to supervision by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

The Board has four standing committees of the Board – an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met [    ] times during the Fund’s most recently completed fiscal year.

The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met [    ] times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund’s Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund’s NAV by more than $0.01 per share. The Fair Value Pricing Committee [did not meet/met      times] during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [ ]times during the Fund’s most recently completed fiscal year.

Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the “AllianceBernstein Fund Complex”) owned by each Director, if any, as of December 31, 2011.

	Dollar Range of Equity Securities in the		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the AllianceBernstein Fund Complex
Name	Tax Managed International Portfolio	International Portfolio
Interested Director:
Dianne F. Lob	[ ]	[ ]	[ ]
Independent Directors:
Bart Friedman	[ ]	[ ]	[ ]
William Kristol	[ ]	[ ]	[ ]

	Dollar Range of Equity Securities in the		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the AllianceBernstein Fund Complex
Name	Tax Managed International Portfolio	International Portfolio
Debra Perry	[ ]	[ ]	[ ]
Donald K. Peterson	[ ]	[ ]	[ ]
Thomas B. Stiles II	[ ]	[ ]	[ ]
Rosalie J. Wolf	[ ]	[ ]	[ ]

As of [                ], no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

Name of Director	Aggregate Compensation from the Fund			Total Compensation from the AllianceBernstein Fund Complex, Including the Fund			Total Number of Investment Companies in the AllianceBernstein Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AllianceBernstein Fund Complex Including the Fund, as to which the Director is a Director or Trustee
Interested Director:
Dianne F. Lob	$	[	]	$	[	]	1	18
Independent Directors:
Bart Friedman	$	[	]	$	[	]	1	18
William Kristol	$	[	]	$	[	]	1	18
Debra Perry*	$	[	]	$	[	]	1	18
Donald K. Peterson	$	[	]	$	[	]	1	18
Thomas B. Stiles II	$	[	]	$	[	]	1	18
Rosalie J. Wolf	$	[	]	$	[	]	1	18

*	Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

As of [                ], the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER

Dianne F. Lob, 57	President	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2007.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)** with which he has been associated since prior to 2007.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	ABIS and ABI are affiliates of the Fund.

MANAGEMENT OF THE FUND

Manager. The Fund’s investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately $[            ] billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2011, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”) owned approximately [    ]% of the issued and outstanding assignments of beneficial ownership of limited partnership interests (“Holding Units”) in AllianceBernstein Holding L.P., a Delaware limited partnership (“Holding”). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol “AB.”

As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	[ ]%
Holding	[ ]
Unaffiliated holders	[ ]

100.0%

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate [    ]% economic interest in the Manager as of September 30, 2011.

AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. (“AXA Financial”) is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company (“AXA Equitable”) is an indirect wholly-owned subsidiary of AXA Financial.

Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio’s assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AllianceBernstein is free to render similar services to others.

AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2009, September 30, 2010 and September 30, 2011:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2009	2010	2011
Tax-Managed International Portfolio	$37,819,306	$42,832,384	$	[	]
International Portfolio	$18,296,643	$19,671,435	$	[	]

The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein’s duties in this regard may be delegated. AllianceBernstein has delegated some of such duties to AllianceBernstein Investor Services, Inc. (“ABIS”) and to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”), each a wholly-owned subsidiary of AllianceBernstein. Pursuant to the Shareholder

Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio’s average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Portfolio for these services is 0.25% of that Portfolio’s average daily net assets. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2009, September 30, 2010 and September 30, 2011:

	Shareholder Servicing Fee for the Fiscal Years Ended September 30,
Portfolio	2009	2010	2011
Tax-Managed International Portfolio	$10,942,148	$12,511,828	$	[	]
International Portfolio	$5,080,061	$5,498,544	$	[	]

Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate Shares, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China ‘97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large

Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the “Distributor”) of each Portfolio’s shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2011, AllianceBernstein employees had approximately $[            ] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

•	International Portfolio

•	Tax-Managed International Portfolio

The management of and investment decisions for the Portfolios’ portfolios are made by the Blend Strategies Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Seth J. Masters, Dokyoung Lee, Joshua B. Lisser, Patrick Rudden and Karen Sesin. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2011.

Tax-Managed International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Dokyoung Lee	[ ]
Seth J. Masters	[ ]

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio s’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)		Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[ ]	[ ]	$	[ ]
Dokyoung Lee	[ ]	$	[ ]	[ ]	$	[ ]
Joshua B. Lisser	[ ]	$	[ ]	[ ]	$	[ ]
Patrick Rudden	[ ]	$	[ ]	[ ]	$	[ ]
Karen Sesin	[ ]	$	[ ]	[ ]	$	[ ]

[1]

Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Tax-Managed International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)		Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[ ]	[ ]	$	[ ]
Dokyoung Lee	[ ]	$	[ ]	[ ]	$	[ ]
Joshua B. Lisser	[ ]	$	[ ]	[ ]	$	[ ]
Patrick Rudden	[ ]	$	[ ]	[ ]	$	[ ]
Karen Sesin	[ ]	$	[ ]	[ ]	$	[ ]

International Portfolio

Tax-Managed International Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)		Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[ ]	[ ]	$	[ ]
Dokyoung Lee	[ ]	$	[ ]	[ ]	$	[ ]
Joshua B. Lisser	[ ]	$	[ ]	[ ]	$	[ ]
Patrick Rudden	[ ]	$	[ ]	[ ]	$	[ ]
Karen Sesin	[ ]	$	[ ]	[ ]	$	[ ]

International Portfolio

Tax-Managed International Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)		Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[ ]	[ ]	$	[ ]
Dokyoung Lee	[ ]	$	[ ]	[ ]	$	[ ]
Joshua B. Lisser	[ ]	$	[ ]	[ ]	$	[ ]
Patrick Rudden	[ ]	$	[ ]	[ ]	$	[ ]
Karen Sesin	[ ]	$	[ ]	[ ]	$	[ ]

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Manager’s Partners Compensation Plan (“deferred awards”): The Manager’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Manager’s publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager’s Master Limited Partnership Units.

(iv) Contributions under the Manager’s Profit Sharing/401(k) Plan: The contributions are based on the Manager’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

(v) Compensation under the Manager’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

NET ASSET VALUE

NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s per share NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

In accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures adopted by the Board (the “Pricing Policies”), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies.

Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

(a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on that day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

(b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

(d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

(e) a currency option is valued using third party pricing models;

(f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Manager) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

(h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

(i) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

(j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

(k) bank loans are valued on the basis of bid prices provided by a pricing service;

(l) forward and spot currency pricing is provided by pricing services;

(m) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models; and

(n) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios’ assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios’ assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the Fixed-Income Portfolios invest are traded on a “net” rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios and the Emerging Markets Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

Portfolio	Aggregate Brokerage Commissions Paid		Brokerage Commissions Paid to Affiliated Brokers
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2009		$6,468,768		$0
Fiscal Year Ended September 30, 2010		$7,770,375		$0
Fiscal Year Ended September 30, 2011	$	[ ]	$	[ ]
International Portfolio
Fiscal Year Ended September 30, 2009		$3,303,472		$0
Fiscal Year Ended September 30, 2010		$3,406,690		$0
Fiscal Year Ended September 30, 2011	$	[ ]	$	[ ]

The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2011:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
Tax-Managed International Portfolio	[ ]%	[ ]%
International Portfolio	[ ]%	[ ]%

The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2011:

Portfolio	% of Portfolio’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through Affiliated Broker
Tax-Managed International Portfolio	[ ]%	[ ]%
International Portfolio	[ ]%	[ ]%

Disclosure of Portfolio Holdings

The Fund believes that the ideas of AllianceBernstein’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

AllianceBernstein has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The policies and procedures relating to disclosure of the Portfolios’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios operation or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios’ portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager’s website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios’ portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios’ holdings, and the percentage of the Portfolios’ assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios’ top ten holdings (including name and the percentage of the Portfolios’ assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

AllianceBernstein may distribute or authorize the distribution of information about the Portfolios’ portfolio holdings that is not publicly available, on the website or otherwise, to AllianceBernstein’s employees and affiliates that provide services to the Fund. In addition, AllianceBernstein may distribute or authorize distribution of information about the Portfolios’ portfolio holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios’ by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. AllianceBernstein does not expect to disclose information about the Portfolios’ portfolio holdings that is not publicly available to the Portfolios’ individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s portfolio holdings is permitted, however, AllianceBernstein’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may AllianceBernstein or its affiliates receive any consideration or compensation for disclosing the information.

AllianceBernstein has established procedures to ensure that the Portfolios’ portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in AllianceBernstein’s product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios’ shareholders. AllianceBernstein’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of AllianceBernstein or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. AllianceBernstein reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with AllianceBernstein’s policy and any applicable confidentiality agreement. AllianceBernstein’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, AllianceBernstein will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios’ portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Fund’s regulatory filings; (iii) the Custodian in connection with its custody of a Portfolio’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios’ portfolio holdings information unless specifically authorized.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund’s assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under “Net Asset Value,” and this valuation is made as of the same time the redemption price is determined.

In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive or Short-Term Trading Generally. While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio’s performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

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Account Blocking Procedures. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or short duration trading in fund shares, there is no guarantee that the Fund or Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

CODE OF ETHICS AND PROXY VOTING PROCEDURES

The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.AllianceBernstein.com; or both; and (2) on the SEC’s website at www.sec.gov.

TAXES

The Fund intends each Portfolio to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The policy for the International Portfolios is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (currently at a maximum rate of 15% for non-corporate shareholders; for taxable years beginning on or after January 1, 2011, the long-term capital gains rate is scheduled to return to 20%), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. Dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income. The tax treatment of many types of credit default swaps is uncertain.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Provided each Portfolio qualifies as a regulated investment company and more, as is expected, than 50% of the value of each such Portfolio’s total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder’s pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios’ gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

Generally, a credit for foreign taxes may not exceed the amount of the shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the “passive income” category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

The International Portfolios may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from Real Estate Investment Trusts (“REITs”), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of a Portfolio.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2012, distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Portfolio’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Portfolio and redemptions of a foreign shareholder’s interest in the Portfolio attributable to a REIT’s distribution to the Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Portfolio will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM AND FINANCIAL STATEMENTS

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the Custodian and Accounting Agent for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

[                    ], [                    ], has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund’s September 30, 2011 audited financial statements included in its 2011 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

DESCRIPTION OF SHARES

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder’s account is less than $1,000.

Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of [                    ].

Portfolio	Name and Address	No. of Shares of Class	% of Class
[TO COME]

APPENDIX A

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s1

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch2

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

[1]	Reprinted from Standard & Poor’s Bond Guide.
[2]	As provided by Fitch Ratings, Inc.

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CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody’s3

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s4

[3]	Reprinted from Moody’s Bond Record and Short Term Market Record.
[4]	Reprinted from Standard & Poor’s Bond Guide.

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A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s6

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

[5]	As provided by Fitch Ratings, Inc.
[6]	Reprinted from Moody’s Bond Record and Short Term Market Record.

A-3

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

[7]	Reprinted from Standard & Poor’s Bond Guide
[8]	As provided by Fitch Ratings, Inc.

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APPENDIX B

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

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2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley

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Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For

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example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the

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jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social	and Corporate Responsibility

These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1. Proxy	Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts	of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the

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proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies	of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

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3.4. Loaned	Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy	Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

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AllianceBernstein Tax-Managed International Portfolio

AllianceBernstein International Portfolio

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

P.O. Box 786003

San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2012

This Statement of Additional Information (“SAI”) relates to the following classes of the AllianceBernstein International Portfolio (the “International Portfolio”) and the AllianceBernstein Tax-Managed International Portfolio (the “Tax-Managed International Portfolio,” together with the Tax-Managed International Portfolio, the “Portfolios,” and each a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”).

Portfolio and Class	Exchange Ticker Symbol
AllianceBernstein International Portfolio
Class A	AIZAX
Class B	AIZBX
Class C	AIZCX
AllianceBernstein Tax-Managed International Portfolio
Class A	ABXAX
Class B	ABXBX
Class C	ABXCX

This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated [            ], 2012, for the Tax-Managed International Portfolio’s Class A, Class B and Class C shares and the International Portfolio’s Class A, Class B and Class C shares (the “Prospectus”). Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.AllianceBernstein.com. Certain financial statements from the Fund’s annual report dated September 30, 2011 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company. Each Portfolio is diversified.

The Tax-Managed International Portfolio, doing business as AllianceBernstein Tax-Managed International Portfolio, commenced offering the Tax-Managed International Class shares on June 22, 1992 and the International Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate Prospectus. On December 30, 2003, the Tax-Managed International Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares and Class C shares.

To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the “Tax-Managed International Value Portfolio” changed its name to “Tax-Managed International Portfolio,” and the “International Value Portfolio II” changed its name to “International Portfolio.”

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the Portfolios’ Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

General Investment Policies

The Tax-Managed International Portfolio and the International Portfolio seek long-term capital growth. The Portfolios will invest primarily in equity securities of issuers in countries that comprise the Morgan Stanley® Capital International Europe, Australasia, Far East (MSCI EAFE) index. The Portfolios also invest in equity securities of companies in less developed or emerging market countries.

As used in this SAI, emerging-market countries are those countries that, in the opinion of AllianceBernstein L.P. (“AllianceBernstein” or the “Manager”), are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation (“IFC”), a subsidiary of the World Bank, to have an “emerging stock market.”

The research analyses supporting buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Portfolios, the Manager diversifies the investment portfolios between growth and value equity investment styles. The Manager selects international growth and international value equity securities by drawing from its fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The Portfolios’ international growth stocks are selected using AllianceBernstein’s research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, AllianceBernstein has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

The Manager’s international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each Portfolio’s international value stocks are selected using Bernstein’s research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein’s large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks—those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

The Manager’s international and emerging markets value analysts identify and quantify the critical variables that influence a business’s performance, analyze the results in order to forecast each company’s long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Under normal circumstances, each of the Portfolios will invest in companies in at least three countries other than the United States. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolios may temporarily, for defensive purposes, invest part or all of their portfolios in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. The Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by Standard & Poor’s Corporation (“S&P”), BBB, F-2 or higher by Fitch Ratings, Inc. (“Fitch”) or Baa, P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”); or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

Currency Transactions. The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

Investment Risks

Market Risk

Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk - the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio’s composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

The securities markets in many emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of a Portfolio. Moreover, some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value (“NAV”). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

Currency Risk

See “Foreign Currency Transactions” below for a description of currency risk.

Other Risks

Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging-market countries may not fully protect a Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Accurate Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (“SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Below Investment-Grade Bonds

Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody’s. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the Portfolios’ ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

INVESTMENT RESTRICTIONS

Each of the Portfolios is subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of one Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Neither Portfolio may, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)	Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”);

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)	Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)	Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)	Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)	Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Portfolios has not and currently does not intend to:

1)	Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)	Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)	Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

4)	Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

INVESTMENTS

The Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the Portfolios. Some information regarding some of these types of investments is provided below.

Equity Securities

The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the Portfolios, in compliance with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the Portfolios will bear its ratable share of the mutual fund’s management fees and other expenses, and will remain subject to payment of the Portfolio’s management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund (the “Board”), are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by “qualified institutional buyers,” including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios’ limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios’ securities could be adversely affected.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Short Sales

The Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody’s or which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives, which include options, futures, forwards and swaps. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

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Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

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Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

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Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Portfolio’s ability to use such instruments as a part of its investment strategy.

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Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Futures Contracts and Options on Futures Contracts

The Portfolios may purchase or sell financial futures contracts (“futures contracts”) and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. The Portfolios may each purchase or sell options on futures contracts for hedging or for other purposes.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund’s custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio’s ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

Futures contracts can be highly volatile and could reduce a Portfolio’s total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio’s potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Futures Contracts

U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios. On February 11, 2011, the CFTC published a rule proposal that would limit a Portfolio’s ability to use futures in reliance on certain CFTC exemptions. If the new rule is adopted as proposed, the amended CFTC exemption would limit a Portfolio’s use of futures to (i) bona fide hedging transactions, as defined by the CFTC, and (ii) speculative transactions, provided that the speculative positions do not exceed 5% of the liquidation value of the Portfolio. If a Portfolio could not satisfy the requirements for the amended exemption, the disclosure and operations of the Portfolio would need to comply with all applicable regulations governing commodity pools.

At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1/2%-5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Portfolio’s ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio’s ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

Foreign Currency Futures Contracts

Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Portfolios may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the U.S. Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the U.S. Dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Portfolios may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Foreign Currency Transactions” below and in the Prospectus.

The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold. However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

Options

The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

Each Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund’s custodian. A put option written by a Portfolio is “covered” if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund’s custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

Options on Securities Indexes

A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio’s investments generally cannot match the composition of an index.

Options on Foreign Currencies

In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Foreign Currency Transactions” below and in the Prospectus.

Special Risks Associated with Options on Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Covered Straddles

The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Special Risks Associated with Options in General

The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See “Additional Investment Information, Special Investment Techniques and Related Risks — Illiquid Securities” in the Prospectus.

In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

Closing Transactions

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange (“National Exchange”) on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Structured Instruments

Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

Structured instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Synthetic Foreign Equity Securities

Each Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

The Portfolios may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio’s obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager’s approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio’s obligations with respect to any caps or floors.

Currency Swaps

The Portfolios may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described under “Foreign Currency Transactions” below and in the Prospectus. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios’ obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios’ custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios’ borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act.

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under “Foreign Currency Transactions”.

Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to “lock in” the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

Under certain circumstances, each of the Portfolios may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

Additional Risks – Foreign Currency Transactions

The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the

United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

At the time a Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Fund’s custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

Securities Ratings

The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody’s, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of S&P, Moody’s and Fitch ratings.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

DIRECTORS AND OFFICERS AND

PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INTERESTED DIRECTOR***

Dianne F. Lob c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President for the Manager with which she has been associated since prior to 2007; Chairman of Bernstein’s Private Client Investment Policy Group since 2004 and Head of the Wealth Management Group since 2009; She joined the firm in 1999 as a senior portfolio manager; Previously, a managing director and an investment banker at J.P. Morgan from 1977 to 1999.	18	None

INDEPENDENT DIRECTORS

Chairman of the Board Thomas B. Stiles II #^ 71 (2003)	President of Cedar Lawn Corporation (cemetery); Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999; Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988 to 1997; Executive Vice President and Director of E.F. Hutton Group from 1982 to 1987.	18	Cedar Lawn Corporation

Bart Friedman #+ 67 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2007.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School of Milton Academy; Allied World Assurance Holdings

William Kristol #+ 59 (1994)	Editor, The Weekly Standard since prior to 2007; He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War

Debra Perry[ ] [ ] (2011)	[ ]	18	[ ]

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS OR LONGER	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
Donald K. Peterson # 62 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (communications) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; Committee for Economic Development

Rosalie J. Wolf #+ 70 (2000)	Managing Partner, Botanica Capital Partners LLC since prior to 2007; Member of Brock Capital Group LLC since prior to 2007; Member of the Investment Committee of the Board at the David and Lucile Packard Foundation since prior to 2007; Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003; Treasurer and Chief Investment Officer of The Rockefeller Foundation from 1994 to 2000; Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; North European Oil Royalty Trust

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund’s Directors.
***	Ms. Lob is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#	Member of the Fund’s Audit Committee and Independent Directors Committee.
^	Member of the Fund’s Fair Value Pricing Committee.
+	Member of the Fund’s Nominating, Governance and Compensation Committee.

The management of the business affairs of the Fund are managed under the direction of the Board. Directors who are not “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.” Certain information concerning the Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of Directors appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, the Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Ms. Lob has business, finance and investment management experience as chairman of the Manager’s Private Client Investment Policy Group and experience as a portfolio manager for the Manager. Further, in addition to his or her service as a Director of the Fund: Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has [        ]; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as chief investment officer of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Manager and the Fund’s other service providers in the operations of the Portfolios in accordance with the Portfolios’ investment objectives and policies and otherwise in accordance with the Prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to supervision by the Manager. The Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Manager and representatives of various internal committees of the Manager), the Fund’s Independent Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

The Board has four standing committees of the Board – an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met [    ] times during the Fund’s most recently completed fiscal year.

The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met [    ] times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund’s Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund’s NAV by more than $0.01 per share. The Fair Value Pricing Committee [did not meet/ met      times] during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [    ] times during the Fund’s most recently completed fiscal year.

Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the “AllianceBernstein Fund Complex”) owned by each Director, if any, as of December 31, 2011.

	Dollar Range of Equity Securities in the		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Name	AllianceBernstein Tax Managed International Portfolio	AllianceBernstein International Portfolio	Overseen by Director in the AllianceBernstein Fund Complex
Interested Director:
Dianne F. Lob	[ ]	[ ]	[ ]

Independent Directors:

Bart Friedman	[ ]	[ ]	[ ]
William Kristol	[ ]	[ ]	[ ]
Debra Perry	[ ]	[ ]	[ ]
Donald K. Peterson	[ ]	[ ]	[ ]
Thomas B. Stiles II	[ ]	[ ]	[ ]

	Dollar Range of Equity Securities in the		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Name	AllianceBernstein Tax Managed International Portfolio	AllianceBernstein International Portfolio	Overseen by Director in the AllianceBernstein Fund Complex
Rosalie J. Wolf	[ ]	[ ]	[ ]

As of [                    ], no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or the Fund’s distributor.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2011 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

Name of Director	Aggregate Compensation from the Fund		Total Compensation from the AllianceBernstein Fund Complex, Including the Fund		Total Number of Investment Companies in the AllianceBernstein Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AllianceBernstein Fund Complex Including the Fund, as to which the Director is a Director or Trustee
Interested Director:
Dianne F. Lob	$	[ ]	$	[ ]	1	18
Independent Directors:
Bart Friedman	$	[ ]	$	[ ]	1	18
William Kristol	$	[ ]	$	[ ]	1	18
Debra Perry*	$	[ ]	$	[ ]	1	18
Donald K. Peterson	$	[ ]	$	[ ]	1	18
Thomas B. Stiles II	$	[ ]	$	[ ]	1	18
Rosalie J. Wolf	$	[ ]	$	[ ]	1	18

*	Ms. Perry was appointed as a Director of the Fund as of July 27, 2011.

As of [                    ], the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER

Dianne F. Lob, 57	President	See biography above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP (law firm) from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2007.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)** with which he has been associated since prior to 2007.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	ABIS and ABI are affiliates of the Fund.

MANAGEMENT OF THE FUND

Manager. The Fund’s investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2011, totaling approximately $[    ] billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

As of September 30, 2011, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”) owned approximately [    ]% of the issued and outstanding assignments of beneficial ownership of limited partnership interests (“Holding Units”) in AllianceBernstein Holding L.P., a Delaware limited partnership (“Holding”). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol “AB.”

As of September 30, 2011, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	[	]%
Holding	[	]
Unaffiliated holders	[	]
100.0%

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate [    ]% economic interest in the Manager as of September 30, 2011.

AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. (“AXA Financial”) is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company (“AXA Equitable”) is an indirect wholly-owned subsidiary of AXA Financial.

Subject to the general oversight of the Board, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio’s assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AllianceBernstein is free to render similar services to others.

AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion
International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2009, September 30, 2010 and September 30, 2011:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2009	2010	2011
Tax-Managed International Portfolio	$37,819,306	$42,832,384	$	[	]
International Portfolio	$18,296,643	$19,671,435	$	[	]

The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 20, 2011.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, AllianceBernstein Corporate Shares, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China ‘97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2011, AllianceBernstein employees had approximately $[                    ] invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The management of and investment decisions for the Portfolios’ portfolios are made by the Blend Strategies Team. The five investment professionals1 with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios are: Seth J. Masters, Dokyoung Lee, Joshua B. Lisser, Patrick Rudden and Karen Sesin. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios – Portfolio Managers” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2011.

[1]

Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Tax-Managed International Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Dokyoung Lee	[ ]
Seth J. Masters	[ ]

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2011.

International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)			Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[	]	[ ]	$	[	]
Dokyoung Lee	[ ]	$	[	]	[ ]	$	[	]
Joshua B. Lisser	[ ]	$	[	]	[ ]	$	[	]
Patrick Rudden	[ ]	$	[	]	[ ]	$	[	]
Karen Sesin	[ ]	$	[	]	[ ]	$	[	]

Tax-Managed International Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)			Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[	]	[ ]	$	[	]
Dokyoung Lee	[ ]	$	[	]	[ ]	$	[	]
Joshua B. Lisser	[ ]	$	[	]	[ ]	$	[	]
Patrick Rudden	[ ]	$	[	]	[ ]	$	[	]
Karen Sesin	[ ]	$	[	]	[ ]	$	[	]

International Portfolio

Tax-Managed International Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)			Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[	]	[ ]	$	[	]
Dokyoung Lee	[ ]	$	[	]	[ ]	$	[	]
Joshua B. Lisser	[ ]	$	[	]	[ ]	$	[	]
Patrick Rudden	[ ]	$	[	]	[ ]	$	[	]

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)			Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Karen Sesin	[ ]	$	[	]	[ ]	$	[	]

International Portfolio

Tax-Managed International Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)			Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Seth J. Masters	[ ]	$	[	]	[ ]	$	[	]
Dokyoung Lee	[ ]	$	[	]	[ ]	$	[	]
Joshua B. Lisser	[ ]	$	[	]	[ ]	$	[	]
Patrick Rudden	[ ]	$	[	]	[ ]	$	[	]
Karen Sesin	[ ]	$	[	]	[ ]	$	[	]

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

The Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under the Manager’s Partners Compensation Plan (“deferred awards”): The Manager’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Master’s publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager’s Master Limited Partnership Units.

(iv) Contributions under the Manager’s Profit Sharing/401(k) Plan: The contributions are based on the Manager’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

(v) Compensation under the Manager’s Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

EXPEN SES OF THE FUND

Distribution Services Agreement

The Fund has entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Fund’s principal underwriter (the “Principal Underwriter”), to permit the Principal Underwriter to distribute the Portfolios’ Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”).

During the fiscal year ended September 30, 2011, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[        ] paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, and $[        ] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

During the fiscal year ended September 30, 2011, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[        ] paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, and $[        ] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

During the fiscal year ended September 30, 2011, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[        ] paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, $[        ] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[        ] was spent on interest on Class B shares financing.

During the fiscal year ended September 30, 2011, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[            ] paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, and $[        ] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $[        ] was spent on interest on Class B shares financing and $[        ] was used to offset the distribution service fees paid in prior years.

During the fiscal year ended September 30, 2011, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[        ] paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, $[        ] was spent on printing of

sales literature, travel, entertainment, due diligence and other promotional expenses, and $[ ] was spent on interest on Class C shares financing.

During the fiscal year ended September 30, 2011, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $[        ], which constituted approximately [__]% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $[        ]. Of the $[        ] paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $[        ] was spent on advertising, $[        ] on the printing and mailing of prospectuses for persons other than current shareholders, $[        ] for compensation to broker-dealers and other financial intermediaries (including, $[        ] to the Fund’s Principal Underwriter), $[        ] for compensation to sales personnel, $[        ] was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $[ ] was spent on interest on Class C shares financing.

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios’ shares.

With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI’s compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

Unreimbursed distribution expenses incurred as of September 30, 2011, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class’s net assets)
	Class B	Class C
Tax-Managed International	$[ ] ([ ]%)	$[ ] ([ ]%)
International	$[ ] ([ ]%)	$[ ] ([ ]%)

The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (“FINRA”), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 20, 2011.

In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class, and (ii) neither Portfolio would be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2011, the Tax-Managed International Portfolio and the International Portfolio paid ABIS $[        ] and $[        ], respectively, pursuant to the Transfer Agency Agreement.

ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Portfolio expense tables under “Fees and Expenses of the Portfolio.” In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.AllianceBernstein.com; or both; and (2) on the SEC’s website at www.sec.gov.

PURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.”

General

Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), with a CDSC (“Class B shares”), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal

Underwriter (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter (“selected agents”) and (iii) the Principal Underwriter.

Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements for classes of shares available through that financial intermediary and as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio’s shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio’s performance.

Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

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Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

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Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

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Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

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Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI or ABIS will be able to identify these shareholders or curtail their trading practices. In particular, AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

The Fund reserves the right to suspend the sale of a Portfolio’s shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of shares of a Portfolio, shareholders will not be able to acquire those shares, including through an exchange.

The public offering price of shares of the Portfolios is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolios invest might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of the Portfolios are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

The Fund will accept unconditional orders for shares of the Portfolios to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolios, stock certificates representing shares of the Portfolios are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder’s account on the books of the Fund.

Each class of shares of each of the Portfolios represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See “Alternative Purchase Arrangements – Group Retirement Plans” below. “Group retirement plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see “Alternative Purchase Arrangements-Group Retirement Plans”). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Managed International Portfolio was $[        ], $5,116, and $8,827, respectively, and with respect to the International Portfolio was $[        ], $11,335 and $15,447, respectively. Of those amounts, during the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the Principal Underwriters received the amounts of $[        ], $348 and $505, respectively, for the Tax-Managed International Portfolio and $[        ], $665 and $788, respectively, for the International Portfolio, representing that portion of the sales charges paid on shares of the Portfolio sold during the periods that was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the Principal Underwriter received CDSCs with respect to Class A redemptions of $[        ], $0 and $0, respectively, for the Tax-Managed International Portfolio, and $[        ], $67 and $167, respectively, for the International Portfolio. During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the Principal Underwriter received CDSCs with respect to Class B redemptions of $[        ], $102 and $266, respectively, for the Tax-Managed International Portfolio, and $[        ], $1,152 and $2,097, respectively, for the International Portfolio. During the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, the Principal Underwriter received CDSCs with respect to Class C redemptions of $[        ], $0 and $164, respectively, for the Tax-Managed International Portfolio, and $[        ], $129 and $1,532, respectively, for the International Portfolio.

The public offering price of Class A shares of the Portfolios is the NAV plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36%	3.25%	3.00%
$250,000 up to $500,000	2.30%	2.25%	2.00%
$500,000 up to $1,000,000*	1.78%	1.75%	1.50%

*	There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge.”

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other “AllianceBernstein Mutual Funds” (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under “Class B Shares – Conversion Feature.” The Portfolios receive the entire NAV of their Class A shares sold to investors. The Principal Underwriter’s commission is the sales charge shown above less any applicable discount or commission “reallowed” to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares – Sales at NAV. The Portfolios may sell their Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager’s AllianceBernstein Institutional Investment Management division;

(ii)

present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, “relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)

officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

(iv)

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

(v)	certain retirement plan accounts as described under “Alternative Purchase Arrangements–Group Retirement Plans;” and

(vi)

current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares

Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor’s purchase payment.

Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio’s Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

Conversion Feature. Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder’s purchase order was accepted.

Class C Shares

Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolios will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolios to sell their Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolios and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see “Alternative Purchase Arrangements – Group Retirement Plans” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since Purchase	Contingent Deferred Sales Charge as a % of Dollar Amount Subject to Charge
First	4.00%
Second	3.00%
Third	2.00%
Fourth	1.00%

Year Since Purchase	Contingent Deferred Sales Charge as a % of Dollar Amount Subject to Charge
Fifth and thereafter	None

In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, (the “Code”), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs - Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, and (vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Alternative Purchase Arrangements – Group Retirement Plans

The Portfolios offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolios. In order to enable participants investing through group retirement plans to purchase shares of the Portfolios, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares of the Portfolios are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund’s Rule 12b-1 Plan.

Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolios’ share class eligibility criteria before determining whether to invest. For example, the Portfolios make their Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements–Class A Shares.” A “purchase” means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by: (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

•	AllianceBernstein 2000 Retirement Strategy

•	AllianceBernstein 2005 Retirement Strategy

•	AllianceBernstein 2010 Retirement Strategy

•	AllianceBernstein 2015 Retirement Strategy

•	AllianceBernstein 2020 Retirement Strategy

•	AllianceBernstein 2025 Retirement Strategy

•	AllianceBernstein 2030 Retirement Strategy

•	AllianceBernstein 2035 Retirement Strategy

•	AllianceBernstein 2040 Retirement Strategy

•	AllianceBernstein 2045 Retirement Strategy

•	AllianceBernstein 2050 Retirement Strategy

•	AllianceBernstein 2055 Retirement Strategy

•	U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

•	AllianceBernstein Bond Inflation Strategy

•	AllianceBernstein Intermediate Bond Portfolio

•	AllianceBernstein Municipal Bond Inflation Strategy

•	AllianceBernstein Real Asset Strategy

AllianceBernstein Cap Fund, Inc.

•	AllianceBernstein International Discovery Equity Portfolio

•	AllianceBernstein Market Neutral Strategy U.S.

•	AllianceBernstein Market Neutral Strategy Global

•	AllianceBernstein Small Cap Growth Portfolio

•	AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Diversified Yield Fund, Inc.

AllianceBernstein Equity Income Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Growth Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China ‘97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

•	AllianceBernstein High Income Municipal Portfolio

•	California Portfolio

•	National Portfolio

•	New York Portfolio

AllianceBernstein Municipal Income Fund II

•	Arizona Portfolio

•	Massachusetts Portfolio

•	Michigan Portfolio

•	Minnesota Portfolio

•	New Jersey Portfolio

•	Ohio Portfolio

•	Pennsylvania Portfolio

•	Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

•	AllianceBernstein Global Value Fund

•	AllianceBernstein International Value Fund

•	AllianceBernstein Small/Mid Cap Value Fund

•	AllianceBernstein Value Fund

The AllianceBernstein Portfolios

•	AllianceBernstein Balanced Wealth Strategy

•	AllianceBernstein Conservative Wealth Strategy

•	AllianceBernstein Growth Fund

•	AllianceBernstein Tax-Managed Balanced Wealth Strategy

•	AllianceBernstein Tax-Managed Conservative Wealth Strategy

•	AllianceBernstein Tax-Managed Wealth Appreciation Strategy

•	AllianceBernstein Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

•	AllianceBernstein Intermediate California Municipal Portfolio

•	AllianceBernstein Intermediate Diversified Municipal Portfolio

•	AllianceBernstein Intermediate New York Municipal Portfolio

•	AllianceBernstein International Portfolio

•	AllianceBernstein Short Duration Portfolio

•	AllianceBernstein Tax-Managed International Portfolio

Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of any of the Portfolios may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;

(ii)	the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

(iii)	the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated

in the Letter of Intent. At the investor’s option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor’s spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege . A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund’s Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder’s distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of that Portfolio.

Shares of a Portfolio owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Fund’s involuntary redemption provisions. See “Redemption and Repurchase of Shares – General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House (“ACH”) network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

•	upfront sales commissions

•	Rule 12b-1 fees

•	additional distribution support

•	defrayal of costs for educational seminars and training

•	payments related to providing shareholder recordkeeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under “Investing in the Portfolios—The Different Share Class Expenses—Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2012, ABI’s additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately [    ]% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $[        ] million. In 2011, ABI paid approximately [    ]% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $[        ] million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” in the Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Bank of America

Cadaret, Grant & Co.

CCO Investment Services Corp.

Chase Investment Services

Commonwealth Financial Network

Donegal Securities

LPL Financial Corporation

Merrill Lynch

Morgan Stanley & Co. Incorporated

Multi-Financial Securities Corporation

Northwestern Mutual Investment Services

PrimeVest Financial Services

Raymond James

RBC Capital Markets Corporation

Robert W. Baird

UBS Financial Services

Wells Fargo Advisors

Wells Fargo Investments

Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Funds.” The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, the Fund’s Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund’s receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio’ portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions – General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase

The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day’s NAV). If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.” The shareholder services set forth below are applicable to all shares of each of the Portfolios unless otherwise indicated.

Automatic Investment Program

Investors may purchase shares of the Portfolios through an automatic investment program utilizing “electronic funds transfer” drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor’s bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege

You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder of the Portfolios receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NE T ASSET VALUE

NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s per share NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

In accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures adopted by the Board (the “Pricing Policies”), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated to the Manager, subject to the Board’s continuing oversight, certain of its duties with respect to the Pricing Policies.

Whenever possible, securities are valued based on market information on the business day as of which the value being determined, as follows:

(a) a security listed on the Exchange, or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on that day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

(b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Manager) on which the security is traded;

(d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

(e) a currency option is valued using third party pricing models;

(f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Manager) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

(h) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Manager determines that this method does not represent fair value);

(i) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Manager believes that such prices reflect the market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Manager determines that an appropriate pricing service does not exist for a security, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

(j) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

(k) bank loans are valued on the basis of bid prices provided by a pricing service;

(l) forward and spot currency pricing is provided by pricing services;

(m) a swap is valued by the Manager utilizing various external sources to obtain inputs for variables in pricing models; and

(n) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.

Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolios’ assets to the Manager. The Manager has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios’ assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The net asset value of each Portfolio is calculated by subtracting the liabilities allocated to the Portfolio from the value of the assets belonging to that Portfolio. The NAV of each class of shares of the Portfolio is determined separately by subtracting the liabilities attributable to that class from the assets attributable to that class, and then dividing the result by the number of outstanding shares of that class, all in accordance with a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolios is to declare and pay ordinary income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2013 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Portfolio generally is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Portfolio from taxable domestic corporations and certain qualified foreign corporations, and provided that the Portfolio meets certain holding period and other requirements with respect to the underlying security. In addition, a non-corporate shareholder (including individuals, trusts and estates) must meet certain holding period requirements with respect to the shares of the Portfolio in order to take advantage of the 15% tax rate. Dividends treated as qualified dividend income are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. To the extent distributions from a Portfolio are attributable to other sources, such as taxable interest, most distributions from Real Estate Investment Trusts (“REITs”), or short-term capital gains, the distributions will not be eligible for such rate. Each Portfolio will notify you as to how much of such Portfolio’s distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements. For taxable years beginning on or after January 1, 2013, the long-term capital gain rate is scheduled to return to 20%.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Provided each Portfolio qualifies as a regulated investment company and, as is expected, more than 50% of the value of each Portfolio’s total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder’s pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios’ gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

Generally, a credit for foreign taxes may not exceed the amount of the shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the “passive income” category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

The Portfolios may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. However, under the PFIC rules, the Portfolios may elect to mark shares of a PFIC to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

For taxable years beginning before January 1, 2012, distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Portfolio’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Portfolio and redemptions of a foreign shareholder’s interest in the Portfolio attributable to a REIT’s distribution to the Portfolio of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a Portfolio will not expire for taxable years beginning on or after January 1, 2012.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable, for decedents dying after December 31, 2011.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Board, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolios. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

The Portfolios may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Information about the brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, and to Bernstein Limited, which is also an affiliated broker of the Fund, is set forth in the following table:

Portfolio	Aggregate Brokerage Commissions Paid		Brokerage Commissions Paid to Affiliated Broker
Tax-Managed International Portfolio
Fiscal Year Ended September 30, 2009		$6,468,768		$0
Fiscal Year Ended September 30, 2010		$7,700,375		$0
Fiscal Year Ended September 30, 2011	$	[ ]	$	[	]
International Portfolio
Fiscal Year Ended September 30, 2009		$3,303,472		$0
Fiscal Year Ended September 30, 2010		$3,406,690		$0
Fiscal Year Ended September 30, 2011	$	[ ]	$	[	]

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. The policies and procedures relating to disclosure of the Portfolios’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios’ operation or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios’ portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager’s website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios’ portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios’ holdings, and the percentage of the Portfolios’ assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios’ top ten holdings (including name and the percentage of the Portfolios’ assets invested in each holding), and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Manager may distribute or authorize the distribution of information about the Portfolios’ portfolio holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios’ portfolio holdings that is not publicly available, on the website or otherwise, to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios’ portfolio holdings that is not publicly available to the Portfolios’ individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Portfolios’ portfolio holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios’ shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that the Portfolios’ portfolio holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios’ shareholders. The Manager’s Chief

Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios’ portfolio holdings: (i) the Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) Custodian in connection with its custody of a Portfolio’s assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios’ portfolio holdings information unless specifically authorized.

CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

[                    ], [                    ], has been selected as the Fund’s independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2011 and was filed on [            ], 2011. It is available without charge upon request by calling ABIS at (800) 227-4618.

GENERAL INFORMATION

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001.

Pursuant to the Articles of Incorporation, the Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio’s assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolios votes separately with respect to the Fund’s Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

As of [    ], to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the Tax-Managed International Portfolio or the International Portfolio or any class of the Portfolios:

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS
TAX-MANAGED INTERNATIONAL PORTFOLIO

CLASS A SHARES:
[TO COME]

CLASS B SHARES:
[TO COME]

CLASS C SHARES:
[TO COME]

INTERNATIONAL PORTFOLIO

CLASS A SHARES:
[TO COME]

CLASS B SHARES:

[TO COME]

NAME AND ADDRESS	NO. OF SHARES OF CLASS	% OF CLASS

CLASS C SHARES:
[TO COME]

Additional Information

Any shareholder inquiries may be directed to the shareholder’s broker or other financial adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

APPENDIX A

Description of Corporate and Municipal Bond Ratings

The following descriptions of Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch Ratings, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) corporate and municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s2

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from “AA” to “CCC” may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch3

A Fitch bond rating represents an assessment of the issuer’s ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor’s ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor’s ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor’s ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor’s ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

[2]	Reprinted from Standard & Poor’s Bond Guide.
[3]	As provided by Fitch Ratings, Inc.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody’s4

Aaa Bonds which are rated Aaa by Moody’s are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s5

[4]	Reprinted from Moody’s Bond Record and Short Term Market Record.
[5]	Reprinted from Standard & Poor’s Bond Guide.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated “B” are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated “D” is in payment default. The “D” rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

Fitch6

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody’s7

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

[6]	As provided by Fitch Ratings, Inc.
[7]	Reprinted from Moody’s Bond Record and Short Term Market Record.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

The following descriptions of municipal bond ratings have been published by Standard & Poor’s, Fitch and Moody’s, respectively.

Standard & Poor’s8

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch9

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

[8]	Reprinted from Standard & Poor’s Bond Guide
[9]	As provided by Fitch Ratings, Inc.

APPENDIX B

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley

Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15).

(a)(2)	Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15).

(a)(3)	Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15).

(a)(4)	Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15).

(a)(5)	Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15).

(a)(6)	Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15).

(a)(7)	Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15).

(a)(8)	Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(a)(9)	Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(a)(10)	Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(a)(11)	Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(a)(12)	Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(a)(13)	Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No. 22).

(a)(14)	Articles Supplementary of the Fund dated October 25, 2001 (submitted electronically by Post-Effective Amendment No. 25).

(a)(15)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25).

(a)(16)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25).

(a)(17)	Articles Supplementary of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28).

(a)(18)	Articles of Amendment of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28).

(a)(19)	Articles Supplementary of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30).

(a)(20)	Articles of Amendment of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30).

(a)(21)	Articles Supplementary of the Fund dated December 1, 2003 (submitted electronically by Post-Effective Amendment No. 35).

(a)(22)	Certificate of Correction of the Fund dated December 14, 2001 (submitted electronically by Post-Effective Amendment No. 25).

(a)(23)	Articles Supplementary of the Fund dated April 18, 2007 (submitted electronically by Post-Effective Amendment No. 45).

(a)(24)	Articles Supplementary of the Fund dated April 24, 2008 (submitted electronically by Post-Effective Amendment No. 47).

(a)(25)	Articles Supplementary of the Fund dated November 24, 2009 (submitted electronically by Post-Effective Amendment No. 47).

(b)(1)	By-Laws of the Fund as Revised and Restated October 4, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(b)(2)	Amendment to Article I, Section 2 of the By-Laws of Fund dated January 30, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

(b)(3)	Amendment to Article II, Section 9 of the By-Laws of Fund dated July 28, 2004 (submitted electronically by Post-Effective Amendment No. 38).

(b)(4)	Amendment to Article I, Section 2 of the By-Laws of Fund dated July 21, 2009 (submitted electronically by Post-Effective Amendment No. 47).

(c)	Instruments Defining Rights of Security Holders - supplied by Exhibit (a)(1) (see Article V - Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII - Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII - Voting; Article IX - Amendments; and supplied by Exhibit (b)(1) (see Article I - Stockholders and Article IV - Capital Stock).

(d)(1)	Investment Management Agreement dated October 2, 2000 between the Fund and AllianceBernstein L.P. (“AB”) (submitted electronically by Post-Effective Amendment No. 22).

(d)(1)(i)	Form of Amendment No. 2 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 38).

(d)(1)(ii)	Form of Amendment No. 3 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 42).

(d)(1)(iii)	Form of Amendment No. 4 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 43).

(d)(1)(iv)	Form of Amendment No. 5 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 45).

(d)(1)(v)	Amendment No. 6 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 50).

(d)(1)(vi)	Form of Amendment No. 7 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 51).

(d)(2)	Amended and Restated Shareholder Servicing Agreement between the Fund and ACMLP dated February 26, 2003 (submitted electronically by Post-Effective Amendment No. 28).(1)

(d)(3)	Amendment No. 1 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB dated December 16, 2003 (submitted electronically by Post-Effective Amendment No. 35).(1)

(d)(4)	Amendment No. 2 to Amended and Restated Shareholder Servicing Agreement between the Fund and AB (submitted electronically by Post-Effective Amendment No. 50).

(e)(1)(a)	Distribution Agreement dated October 2, 2000 between the Fund and Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) (submitted electronically by Post-Effective Amendment No. 22). Exhibit (m)(3) incorporated by reference.(1)

(e)(1)(b)	Amendment to the Distribution Agreement dated February 1, 2001 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 25).(1)

(e)(1)(c)	Amendment No. 2 to Distribution Agreement dated February 26, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 28).(1)

(e)(1)(d)	Amendment No. 3 to Distribution Agreement dated December 16, 2003 between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 35).(1)

(e)(1)(e)	Amendment No. 4 to Amended Distribution Agreement between the Fund and Bernstein LLC (submitted electronically by Post-Effective Amendment No. 50).

(e)(2)(a)	Distribution Services Agreement (including a plan pursuant to Rule 12b-1 dated February 1, 2002 between the Fund and Alliance Bernstein Investment Research and Management, Inc. (“ABIRM”) (submitted electronically by Post-Effective Amendment No. 25).(2)

(e)(2)(b)	Amendment No. 1 to Distribution Services Agreement dated February 26, 2003 between the Fund and ABIRM (submitted electronically by Post-Effective Amendment No. 28).(2)

(e)(2)(c)	Amendment No. 2 to Distribution Services Agreement dated December 16, 2003 between the Fund and ABIRM (submitted electronically by Post-Effective Amendment No. 35).

(e)(2)(d)	Amendment No. 3 to Distribution Services Agreement dated December 17, 2003 between the Fund and BIRM (submitted electronically by Post-Effective Amendment No. 35).

(e)(3)(a)	Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (“ABI”) and selected dealers offering shares of Fund (incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(3)(b)	Selected Dealer Agreement between ABI and Merrill Lynch, Pierce, Fenner & Smith Inc. making available shares of the Fund effective April 30, 2009 (incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(4)(a)	Load Fund Operating Agreement between ABI and Charles Schwab & Co., Inc. making available shares of the Fund, dated as of June 1, 2007 (incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(5)	Cooperation Agreement between ABI and UBS AG, dated November 1, 2005 (incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)(1)	Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(g)(2)	Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(g)(3)	Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16).

(g)(4)	Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).

(g)(5)	Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).

(g)(6)	Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).

(g)(7)	Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).

(g)(8)	Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(g)(9)	Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(g)(10)	Custodian Fee Schedule dated June 12, 1998 - Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17).

(g)(11)	Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(g)(12)	Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(g)(13)	Custodian Fee Schedule dated October 27, 1999 - Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20).

(g)(14)	Eleventh Amendment to the Custodian Contract dated December 28, 2006 (submitted electronically by Post-Effective Amendment No. 43).

(g)(15)	Twelfth Amendment to the Custodian Contract (submitted electronically by Post-Effective Amendment No. 50).

(h)(1)(a)	Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (“State Street”) (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(b)	Amendment to the Transfer Agency Agreement dated April 30, 1990 between the Fund and State Street (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16).1 (h)(3) Second Amendment to the Transfer Agency Agreement dated March 18, 1992 between the Fund and State Street (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(c)	Third Amendment to the Transfer Agency Agreement dated April 19, 1994 between the Fund and State Street (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(d)	Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 between the Fund and State Street (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16).(1)

(h)(1)(e)	Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 15).(1)

(h)(1)(f)	Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(g)	Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(h)	Eighth Amendment to Transfer Agency Agreement dated February 1, 2002 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 25).(1)

(h)(1)(i)	Ninth Amendment to Transfer Agency Agreement dated February 26th, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 28).(1)

(h)(1)(j)	Tenth Amendment to Transfer Agency Agreement dated December 16, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 35).(1)

(h)(1)(k)	Transfer Agency Fee Schedule dated July 21, 1999 - Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No. 20).(1)

(h)(1)(l)	Transfer Agency Agreement dated February 1, 2002 between the Fund and Alliance Global Investor Services, Inc. (“AGIS”) (submitted electronically by Post-Effective Amendment No. 25).(2)

(h)(1)(m)	Amendment No. 1 to the Transfer Agency Agreement dated February 26, 2003 between the Fund and AGIS (submitted electronically by Post-Effective Amendment No. 28).(2)

(h)(1)(n)	Amendment No. 2 to the Transfer Agency Agreement dated December 16, 2003 between the Fund and AGIS (submitted electronically by Post-Effective Amendment No. 35).(2)

(h)(1)(o)	Eleventh Amendment to Transfer Agency Agreement between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 50).

(h)(2)(a)	Securities Lending Agreement dated July 17, 1996 between the Fund, on behalf of the International Value Portfolio and State Street Bank and Trust Company and Amendment dated September 30, 1996 (submitted electronically by Post-Effective Amendment No. 15).

(h)(2)(b)	Second Amendment to Securities Lending Agreement dated May 29, 1997 (submitted electronically by Post-Effective Amendment No. 16).

(h)(2)(c)	Third Amendment to Securities Lending Agreement dated May 1, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(h)(2)(d)	Fourth Amendment to Securities Lending Agreement dated August 10, 1998 (submitted electronically by Post-Effective Amendment No. 17).

(h)(2)(e)	Fifth Amendment to Securities Lending Agreement dated April 21, 1999 (submitted electronically by Post-Effective Amendment No. 20).

(h)(2)(f)	Securities Lending Agreement dated April 30, 1999 between the Fund, on behalf of the International Value Portfolio II and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 20).

(h)(2)(g)	First Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the International Value Portfolio II, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22).

(h)(2)(h)	Sixth Amendment dated September 26, 2000 to Securities Lending Authorization Agreement between the Fund, on behalf of the Tax-Managed International Value Portfolio, and State Street Bank and Trust Company (submitted electronically by Post-Effective Amendment No. 22).

(h)(3)	Expense Limitation Agreement by and between the Fund and AllianceBernstein L.P. (submitted electronically by Post-Effective Amendment No. 50).

(i)(1)	Opinion of Counsel with respect to Non-U.S. Stock Portfolios and Fixed-Income Portfolios (submitted electronically by Post- Effective Amendment No. 43).

(i)(2)	Opinion of Counsel with respect to Overlay Portfolios (submitted electronically by Post-Effective Amendment No. 50).

(j)(1)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment).

(j)(2)	Consent of Counsel (to be filed by amendment).

(j)(3)	Powers of Attorney for Bart Friedman, William Kristol, Donald K. Peterson, Thomas B. Stiles II and Rosalie J. Wolf (submitted electronically by Post-Effective Amendment No. 45).

(j)(4)	Power of Attorney for Dianne F. Lob (submitted electronically by Post-Effective Amendment No. 51).

(j)(5)	Power of Attorney for Debra Perry (filed herewith).

(k)	Omitted Financial Statements - Not applicable.

(l)	Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16).

(m)(1)	Rule 12b-1 Plan. See exhibit (e)(2).(2)

(n)(1)(a)	Amended and Restated Plan Pursuant to Rule 18f-3 (submitted electronically by Post-Effective Amendment No. 50).(2)

(o)	Not applicable.

(p)	Code of Ethics for the AllianceBernstein L.P. and ABI (filed herewith).

(1)

Item does not relate to Class A, Class B or Class C shares of the New York Municipal, California Municipal, Diversified Municipal Portfolios, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio.

(2)

Item only relates to Class A, Class B and Class C shares of the New York Municipal, California Municipal, Diversified Municipal Portfolios, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio.

Item 29. Persons Controlled By or Under Common Control with Fund. None.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and pursuant to Article VII of the Fund’s By-Laws (Exhibit (b) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article VII provides that nothing therein contained protects any director or officer of the Fund against any liability to the Fund or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland General Corporation Law permits a corporation to indemnify any director, officer, employee or agent made a party to any threatened, pending or completed action, suit or proceeding by reason of service in that capacity, against, judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with the proceeding, unless it is proved that: (i) an act or omission by the director, officer, employee or agent that was material to the cause of action adjudicated in the proceeding was committed in bad faith or the result of active and deliberate dishonesty; (ii) the director, employee, or agent actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director, employee or agent had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding by or in the right of the corporation in which the director shall have been held liable to the corporation.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Amended and Restated Shareholder Servicing Agreement between the Fund, on behalf of its various Portfolios, and AB, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A, B and C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio and ABIRM, AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

As permitted by Article VII, Section 2 of the Bylaws, the Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Section 2 of the respective Investment Management Agreement limits the liability of AB to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by AB of its obligations and duties under the Management Agreement. Section 2 of the Amended and Restated Shareholder Servicing Agreement limits the liability of AB and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Amended and Restated Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

See “Management of the Fund” in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and “Fund Management” and “Management of the Fund” in the Regular and Institutional Services Prospectuses, respectively, constituting Parts A-1, A-2 and A-3 of this Registration Statement, respectively, and incorporated herein by reference.

Item 32. Principal Underwriters

(a) Sanford C. Bernstein & Co., LLC is the Distributor for each Portfolio of the Fund except for Class A, Class B and Class C shares of the New York Municipal Portfolio California Municipal Portfolio Diversified Municipal Portfolio, Short Duration Plus Portfolio Tax-Managed International Portfolio and International Portfolio and Class R shares of the Short Duration and International Portfolios. It also serves as Distributor for Sanford C. Bernstein Fund II, Inc.

AllianceBernstein Investments, Inc. (“ABI”) is the Registrant’s Principal Underwriter in connection with the sale of Class A, Class B and Class C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Tax-Managed International Portfolio and International Portfolio. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

AllianceBernstein Balanced Shares, Inc.*

AllianceBernstein Blended Style Series, Inc.*

AllianceBernstein Bond Fund, Inc.*

AllianceBernstein Cap Fund, Inc.*

AllianceBernstein Core Opportunities Fund, Inc.

AllianceBernstein Corporate Shares

AllianceBernstein Diversified Yield Fund, Inc.*

AllianceBernstein Equity Income Fund, Inc.*

AllianceBernstein Exchange Reserves*

AllianceBernstein Fixed-Income Shares. Inc.

AllianceBernstein Global Bond Fund, Inc.*

AllianceBernstein Global Growth Fund, Inc.*

AllianceBernstein Global Real Estate Investment Fund, Inc.*

AllianceBernstein Global Thematic Growth Fund, Inc.*

AllianceBernstein Greater China ‘97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.*

AllianceBernstein High Income Fund, Inc.*

AllianceBernstein Institutional Funds, Inc.

AllianceBernstein Intermediate California Municipal Portfolio(1)

AllianceBernstein Intermediate Diversified Municipal Portfolio(1)

AllianceBernstein Intermediate New York Municipal Portfolio(1)

AllianceBernstein International Portfolio(1)

AllianceBernstein International Growth Fund, Inc.*

AllianceBernstein Large Cap Growth Fund, Inc.*

AllianceBernstein Municipal Income Fund, Inc.

AllianceBernstein Municipal Income Fund II

AllianceBernstein Short Duration Portfolio(1)

AllianceBernstein Tax-Managed International Portfolio(1)

AllianceBernstein Trust*

AllianceBernstein Variable Products Series Fund, Inc.

The AllianceBernstein Pooling Portfolios

The AllianceBernstein Portfolios**

(1)	This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C Shares.

*	This Fund also offers Class R, K and I Shares.

**	The AllianceBernstein Portfolios funds that also offer Class R, K and I Shares are AllianceBernstein Growth Fund, AllianceBernstein Balanced Wealth Strategy; AllianceBernstein Wealth Appreciation Strategy; and AllianceBernstein Wealth Preservation Strategy.

(b) The following are the Directors and Officers of Sanford C. Bernstein & Co., LLC, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Gingrich, James A.	Chairman and Chief Executive Officer
Farrell, Edward J.	Director and Chief Financial Officer
Hexner, Thomas	Director
Martin, David	Director
Patrizio, Lawrence	Director
Taggart, Richard	Director
Bertan, Laurence	Co-Director of Compliance
Lamke, James	Co-Director of Compliance
Bhalla, Mona	Corporate Secretary
Lesser, David M.	Assistant Secretary
Mahon, Christopher J.	Assistant Secretary
Mangan, Louis T.	Assistant Secretary
Manley, Mark R.	Assistant Secretary
Nelson, Mark	Assistant Secretary
Park, Eugene	Assistant Secretary
Tucci, Peter	Associate Director of Operations
Anderson, Timothy M.	Senior Vice President
Barnard, David S.	Senior Vice President
Bourgeois, Roderick M.	Senior Vice President
Chen, Xinzhong	Senior Vice President
Cook, Robert W.	Senior Vice President
Day, Beth Ann	Senior Vice President
Dibadj, Ali M.	Senior Vice President
Dowd, Daniel V.	Senior Vice President
Fanelli, Steven A.	Senior Vice President
Franco, Eric	Senior Vice President
Gal, Aharon	Senior Vice President
Gaviser, Michael A.	Senior Vice President
Hagemeier, Jan	Senior Vice President
Harned, Douglas S.	Senior Vice President
Hintz, Charles B.	Senior Vice President
Kamath, Suneet L.	Senior Vice President
Liles, David A.	Senior Vice President
Loughlin, Frank	Senior Vice President
Marsalise, William	Senior Vice President
McDonald, John E.	Senior Vice President
McGranahan, Colin A.	Senior Vice President
Moffett, Craig E.	Senior Vice President
O’Connell, Patrick M.	Senior Vice President
Porges, Geoffrey C.	Senior Vice President
Rinaldi, Carl L.	Senior Vice President
Scarperi, Robert M.	Senior Vice President
Shapero, Thomas	Senior Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Singer, Rhonda K.	Senior Vice President
Sommer, Michael	Senior Vice President
St. Pierre, Kevin J.	Senior Vice President
Van Brugge, Robert	Senior Vice President
Van Tassel, James C.	Senior Vice President
Vincent, James B.	Senior Vice President
Wood, Andrew D.	Senior Vice President
Wright, Thomas R.	Senior Vice President
Wynne, Hugh D.	Senior Vice President
Zlotnikov, Vadim	Senior Vice President
Carli, Raymond.	Vice President and Treasurer
Abramson, Richard S.	Vice President
Akkerman, John W.	Vice President
Altunkopru, Zehra C.	Vice President
Apoian, Zachary A.	Vice President
Aronow, Bruce K.	Vice President
Artiglere, Joseph J.	Vice President
Aspesi, Claudio V.	Vice President
Atkinson, Mark J.	Vice President
Azzariti, Paul R.	Vice President
Bales, Kendrick K.	Vice President
Barkoff, Kenneth	Vice President
Baumann Jr., Robert E.	Vice President
Beirne, Paul R.	Vice President
Bienenstock, Robin	Vice President
Brackett, Robert A.	Vice President
Brancati, Michael J.	Vice President
Brashear, Janet M.	Vice President
Brooks, Hannah R.	Vice President
Brown, Scott	Vice President
Browning, Robert	Vice President
Burg, Laura I.	Vice President
Burka, Jacqueline A.	Vice President
Burke, Catherine C.	Vice President
Cardillo, Paul J.	Vice President
Carrella, Carmine	Vice President
Caruso, Frank	Vice President
Chene, Claude A.	Vice President
Cheng, Ping	Vice President
Cochrane, Geoffrey M.	Vice President
Cobuzzi, Paul	Vice President
Cooney, Timothy G.	Vice President
Coyle, Malachy E. W.	Vice President
Davison, Gary M.	Vice President
De Charentenay, Ghislain	Vice President
Dell, Benjamin P.	Vice President
Demakis, Drew W.	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

DiMaggio, Scott A.	Vice President
Dolan, Michael P.	Vice President
Doyle, Brennan S.	Vice President
Doyle, Jason N.	Vice President
Edwards, Matthew	Vice President
Farren, Daniel J.	Vice President
Fay, Sharon E.	Vice President
Fedak, Marilyn	Vice President
Ferragu, Pierre C.L.H.M.	Vice President
Friedrich, Louis A.	Vice President
Fulop, Steven M.	Vice President
Garfunkel, Eric C.	Vice President
Gavrilis, Evangeline J.	Vice President
Giordano, Craig A.	Vice President
Gruber, Scott A.	Vice President
Guinan III, William L.	Vice President
Gupte, Anagha A.	Vice President
Haddad, Kenneth C.	Vice President
Hampton, Tracy D.	Vice President
Hanley, John	Vice President
Hanlon, Mai Y.	Vice President
Hecht, Robert D.	Vice President
Henkel, David C.	Vice President
Hickey, John	Vice President
Hildebrandt, James P.	Vice President
Hochman, Ronald	Vice President
Hodorov, Vladislav	Vice President
Hoffman-Becking, Dirk	Vice President
Hogbin, Christopher E.	Vice President
Hourigan, Frank C.	Vice President
Hudson, Matthew J.	Vice President
Hurkala, John C.	Vice President
Hyland, William S.	Vice President
Joseph, Robert	Vice President
Juenger, Todd M.	Vice President
Kass, Michele	Vice President
Kelly, Patrick	Vice President
Khambadkone, Sameer R.	Vice President
Klein, Jordon M.	Vice President
Klenke, Kevin D.	Vice President
Klose-Ostrovsky, Cornelia K.	Vice President
Kwane, Thomas H.	Vice President
Lane, Kenneth H.	Vice President
Larson, Ann-Marie	Vice President
Le Guyader, Celine	Vice President
Lewin, Lori	Vice President
Lewis, Sebastian H. C.	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Lipman, Rebecca	Vice President
Liptrot, James	Vice President
Lorch, Jordan J.	Vice President
Lundergan, Nicole	Vice President
Lyden, John M.	Vice President
Mack, Alyssa	Vice President
Magoun, Lisa	Vice President
Malachowicz, Andrzej	Vice President
Malandrino, Joanne	Vice President
Manahan, John	Vice President
Martier, Allison	Vice President
Maryles, Jeremy A.	Vice President
Masters, Seth	Vice President
Maurandy, Jean-Pierre	Vice President
McCarthy, Thomas F.	Vice President
McComas, Tobin P.	Vice President
McFarland, Sean P.	Vice President
McMahon, Neil A.	Vice President
Miller, Wesley P.	Vice President
Moerdler, Mark L.	Vice President
Montgomery, Lucas G.	Vice President
Morgan, Duane	Vice President
Morgan, Scott	Vice President
Neamonitis, John S.	Vice President
Neto, Carlos Kirjner	Vice President
Ocena, Doni	Vice President
Olson, Lawrence J.	Vice President
Parizer, David	Vice President
Phlegar, Jeffrey	Vice President
Powers, Stephen R.	Vice President
Pitarresi, John C.	Vice President
Prozesky, Paul M.	Vice President
Punnoose, Shibu J.	Vice President
Radic, Joseph	Vice President
Rahmani, Amrita	Vice President
Rampogna, Alessandra	Vice President
Rasgon, Stacey A.	Vice President
Reilly, Alison O.	Vice President
Ritter, Peter	Vice President
Rubenstein, Jeffrey P.	Vice President
Rudolph-Shabinsky, John	Vice President
Sacconaghi, Antonio	Vice President
Salomon, Martin	Vice President
Scannell, John W.	Vice President
Scher, Eric L.	Vice President
Scudero, Louis	Vice President
Shen, Carla P.	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Seo, Daniel W.	Vice President
Sheehy, Finbar R.	Vice President
Singer, Rhonda	Vice President
Smith, Randy S.	Vice President
Sofocleous, Dominic	Vice President
Solca, Luca	Vice President
Soler, Orlando	Vice President
St. Pierre, Kevin J.	Vice President
Steckenborn, Bjoern	Vice President
Steffek, Amy M.	Vice President
Steinberg, Ethan S.	Vice President
Stirling, Trevor J.	Vice President
Su, Yongjun	Vice President
Sung, Derrick	Vice President
Susi, Mark	Vice President
Sweeney, Nicholas N.	Vice President
Tedesco, Michael I.	Vice President
Thomas, Kwane H.	Vice President
Thurer, Stephen M.	Vice President
Trantolo, Vincent A.	Vice President
Turner, Peter C.	Vice President
Van Antwerp, Thomas B.	Vice President
Van Eeten, Piet	Vice President
Weinberg, Matthew	Vice President
Weinberger, Michael	Vice President
Wheeler, Jason S.	Vice President
Wiesenfeld, Jeffery S.	Vice President
Winoker, Steven E.	Vice President
Wolk, Helene D.	Vice President
Wood, Catherine	Vice President
Wynne, Hugh D.	Vice President
Xiao, David D.	Vice President
Yadgaroff, Mark E.	Vice President
Young, Zachary	Vice President
Acquista, Diane M.	Assistant Vice President
Almazan, Adrian N.	Assistant Vice President
Badner, Bruce M.	Assistant Vice President
Beckel, David J.	Assistant Vice President
Broquin, Francois D.	Assistant Vice President
Cheng, Jocelyn C.	Assistant Vice President
Choi, Peter H.	Assistant Vice President
Clavel, Charles	Assistant Vice President
Cofsky, Jonathan D.	Assistant Vice President
Curotto, Vincent M.	Assistant Vice President
Das, Ira	Assistant Vice President
de Krei, Cheryl R.	Assistant Vice President
Del Deo, Nicholas R.	Assistant Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Dravants, John	Assistant Vice President
Dryzgula, Robert A.	Assistant Vice President
Fernandez, Andrew W.	Assistant Vice President
Findlay, Matthew J.	Assistant Vice President
Goodwin, Joel	Assistant Vice President
Guo, Gretchen J.	Assistant Vice President
Gupta, Gaurav	Assistant Vice President
Huang, Yang	Assistant Vice President
Hugo, Jennifer D.	Assistant Vice President
Keane, Teresa	Assistant Vice President
Kovac, Michael E.	Assistant Vice President
Latchman, Maria H.	Assistant Vice President
Lin, Lin	Assistant Vice President
Liu, David X.	Assistant Vice President
Lorch, Jordan J.	Assistant Vice President
Marino, Joan	Assistant Vice President
Miner, Charles	Assistant Vice President
Murphy, Gary	Assistant Vice President
Panwar, Jay	Assistant Vice President
Rabodzey, Aleksandr	Assistant Vice President
Ramachandran, Ranjit	Assistant Vice President
Rudick, Brian B.	Assistant Vice President
Ryan, Hilary E.	Assistant Vice President
Shah, Mit R.	Assistant Vice President
Singh, Saurabh	Assistant Vice President
Sonnenfeld, Alan M.	Assistant Vice President
Sopcak, Zachary W.	Assistant Vice President
Stephano, Paul A.	Assistant Vice President
Veytsman, Alexander	Assistant Vice President
Walker, Stephen W.	Assistant Vice President
Weber, Ian G.	Assistant Vice President
Wislo, Steven D.	Assistant Vice President
Chan, Emily K.	Associate Officer
Chan, Amelia Z.	Associate Officer
Chen, Yiling	Associate Officer
Downey, Brian K.	Associate Officer
Farajollah, Gabe	Associate Officer
Feliciano, Robert	Associate Officer
Frazier, Lolita L.	Associate Officer
Gardell, Bryan G.	Associate Officer
Handy, Peter G.	Associate Officer
Heath, Thomas	Associate Officer
Heise	Associate Officer
Keller	Associate Officer
Levitt, David	Associate Officer
Renz, Carey	Associate Officer
Rodriguez Esperanza, Elyn A.	Associate Officer

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Rosenberg, Samuel L.	Associate Officer
Scanlon, Christopher	Associate Officer
Shapiro, Samuel Z.	Associate Officer
Shiah, Xia H.	Associate Officer
Wing, Jonathan R.	Associate Officer
Winik, Martin S.	Associate Officer
Xiang, Yidong	Associate Officer
Yao, Quan	Associate Officer
Zapasnik, Veronica	Associate Officer

The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Directors
Christopher J. Bricker	Director and Senior Vice President
Robert M. Keith	Executive Managing Director and President
Mark R. Manley	Director and Secretary
Patrick E. Ryan	Director, Vice President and Chief Financial Officer
Officers
Richard A. Davies	Executive Vice President
Andrew L. Gangolf	Senior Vice President and Assistant General Counsel	Assistant Secretary/Assistant Clerk
Emilie D. Wrapp	Senior Vice President, Assistant	Secretary/Clerk
General Counsel and Assistant Secretary
Audie G. Apple	Senior Vice President
Steven R. Barr	Senior Vice President and Assistant Secretary
Peter G. Callahan	Senior Vice President
Russell R. Corby	Senior Vice President
John W. Cronin	Senior Vice President
Robert J. Cruz	Senior Vice President
Richard A. Davies	Senior Vice President
Jennifer M. DeLong	Senior Vice President
John C. Endahl	Senior Vice President
Adam E. Engelhardt	Senior Vice President
John Edward English	Senior Vice President
Edward J. Farrell	Senior Vice President and Controller
Michael Foley	Senior Vice President
Brian D. Gallary	Senior Vice President
Mark D. Gersten	Senior Vice President and Treasurer
Kenneth L. Haman	Senior Vice President
Joseph P. Healy	Senior Vice President
Mary V. Kralis Hoppe	Senior Vice President
Scott Hutton	Senior Vice President
Ajai M. Kaul	Senior Vice President
Georg Kyd-Rebenburg	Senior Vice President
Eric L. Levinson	Senior Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

William Marsalise	Senior Vice President
Matthew P. Mintzer	Senior Vice President
Thomas F. Monnerat	Senior Vice President
Joanna D. Murray	Senior Vice President
Daniel A. Notto	Senior Vice President, Counsel and Assistant Secretary
Jeffrey A. Nye	Senior Vice President
Mark A. Pletts	Senior Vice President
Stephen C. Scanlon	Senior Vice President
John P. Schmidt	Senior Vice President
Gregory K. Shannahan	Senior Vice President
Mark Sullivan	Senior Vice President
Peter J. Szabo	Senior Vice President
Joseph T. Tocyloski	Senior Vice President
Derek Yung	Senior Vice President
Albert J. Angelus	Vice President
Kenneth F. Barkoff	Vice President
DeAnna D. Beedy	Vice President
Christopher M. Berenbroick	Vice President
Chris Boeker	Vice President
Brandon W. Born	Vice President
Richard A. Brink	Vice President
Brian Buehring	Vice President
Kevin T. Cannon	Vice President
Daniel W. Carey	Vice President
Alice L. Chan	Vice President
Laura A. Channell	Vice President
Nelson Kin Hung Chow	Vice President
Flora Chuang	Vice President
Peter T. Collins	Vice President
Joseph D. Connell, Jr.	Vice President
Michael C. Conrath	Vice President
Robert A. Craft	Vice President
Walter F. Czaicki	Vice President
John M. D’Agostino	Vice President
Christine M. Dehil	Vice President
Ralph A. DiMeglio	Vice President
Joseph T. Dominguez	Vice President
Kilie A. Donahue	Vice President
Bradford P. Doninger	Vice President
Barbara Anne Donovan	Vice President
Robert Dryzgula	Vice President
Daniel Ennis	Vice President
Matthew G. Fetchko	Vice President
Michael F. Foy	Vice President
Kevin T. Gang	Vice President
Mark A. Gessner	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Mark C. Glatley	Vice President
Roger Goncalves	Vice President
Stefanie M. Gonzalez	Vice President
Kimberly A. Collins Gorab	Vice President
Joseph T. Haag	Vice President
Tetsuya Hada	Vice President
Brian P. Hanna	Vice President
Kenneth Handler	Vice President
Terry L. Harris	Vice President
Michael S. Hart	Vice President
Daniel R. Hemberger	Vice President
Olivier Herson	Vice President
Vincent Huang	Vice President
Eric S. Indovina	Vice President
Tina Kao	Vice President
Hiroshi Kimura	Vice President
Joseph B. Kolman	Vice President
Scott M. Krauthamer	Vice President
Jeffrey J. Lamb	Vice President
Christopher J. Larkin	Vice President
Chang Hyun Lee	Vice President
Jonathan M. Liang	Vice President
Karen (Yeow Ping) Lim	Vice President
Laurel E. Lindner	Vice President
James M. Liptrot	Vice President and Assistant Controller
Edward R. Lupo	Vice President
Silvia Manz	Vice President
Joseph R. McLean	Vice President
Nicola Meotti	Vice President
Yuji Mihashi	Vice President
Bart D. Miller	Vice President
David Mitchell	Vice President
Paul S. Moyer	Vice President
John F. Multhauf	Vice President
Jamie A. Nieradka	Vice President
Suzanne E. Norman	Vice President
Alex E. Pady	Vice President
David D. Paich	Vice President
Kimchu Perrington	Vice President
Leo J. Peters IV	Vice President
Thomas C. Pfeifer	Vice President
Jeffrey Pietragallo	Vice President
John D. Prosperi	Vice President
Carol H. Rappa	Vice President
Jessie A. Reich	Vice President
James A. Rie	Vice President
Lauryn A. Rivello	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Patricia A. Roberts	Vice President
Claudio Rondolini	Vice President
Miguel A. Rozensztroch	Vice President
Craig Schorr	Vice President
Kristin M. Seabold	Vice President
William D. Shockley	Vice President
John F. Skahan	Vice President
Praveen K. Singh	Vice President
Karen Sirett	Vice President
Elizabeth M. Smith	Vice President
Orlando Soler	Vice President
Daniel L. Stack	Vice President
Jason P. Stevens	Vice President
Peter Stiefel	Vice President
Sharon Su	Vice President
Atsuko Takeuchi	Vice President
Scott M. Tatum	Vice President
Jay D. Tini	Vice President
Ellen Tobin	Vice President
William Tohme	Vice President
Keri-Ann S. Toritto	Vice President
Laura L. Tocchet	Vice President
Louis L. Tousignant	Vice President
Ming (Ming Kai) Tung	Vice President
Christian G. Wilson	Vice President
Stephen M. Woetzel	Vice President
Chapman Tsan Man Wong	Vice President
Joanna Wong	Vice President
Yoshinari Yagi	Vice President
Isabelle (Hsin-I) Yen	Vice President
Scott D. Zambon	Vice President
Oscar Zarazua	Vice President
Martin J. Zayac	Vice President
Constantin L. Andreae	Assistant Vice President
Steven D. Barbesh	Assistant Vice President
Claudio Roberto Bello	Assistant Vice President
Roy C. Bentzen	Assistant Vice President
James M. Broderick	Assistant Vice President
Judith A. Chin	Assistant Vice President
Naji Choueri	Assistant Vice President
Daisy (Sze Kie) Chung	Assistant Vice President
Jamila Dalia	Assistant Vice President
Francesca Dattola	Assistant Vice President
Marc J. Della Pia	Assistant Vice President
Michael J. Ferraro	Assistant Vice President
Robert A. Fiorentino	Assistant Vice President
Cecilia N. Gomes	Assistant Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Friederike Grote	Assistant Vice President
Joseph Haag	Assistant Vice President
Junko Hisamatsu (Cox)	Assistant Vice President
Lia A. Horii	Assistant Vice President
Brian M. Horvath	Assistant Vice President
Sylvia Hsu	Assistant Vice President
Isabelle Husson	Assistant Vice President
Junko Kimura	Assistant Vice President
Aaron S. Kravitz	Assistant Vice President
Stephen J. Laffey	Assistant Vice President and Counsel	Assistant Secretary/Assistant Clerk
Ginnie Li	Assistant Vice President
Jim Liu	Assistant Vice President
David Lyons	Assistant Vice President
Mark J. Maier	Assistant Vice President
Matthew J. Malvey	Assistant Vice President
Russell B. Martin	Assistant Vice President
David G. Mitchell	Assistant Vice President
Jennifer A. Mulhall	Assistant Vice President
William N. Parker	Assistant Vice President
Brian W. Paulson	Assistant Vice President
Steven Pavlovic	Assistant Vice President
Pablo Perez	Assistant Vice President
Anthony W. Piccola	Assistant Vice President
Jared M. Piche	Assistant Vice President
Cameron V. Polek	Assistant Vice President
Mark A. Quarno	Assistant Vice President
Jennifer B. Robinson	Assistant Vice President
Jennifer R. Rolf	Assistant Vice President
Michael J. Shavel	Assistant Vice President
Chizu Soga	Assistant Vice President
Chang Min Song	Assistant Vice President
Susanne Stallkamp	Assistant Vice President
Matthew M. Stebner	Assistant Vice President
Michiyo Tanaka	Assistant Vice President
Miyako Taniguchi	Assistant Vice President
Damaris Torres	Assistant Vice President
Laurence Vandecasteele	Assistant Vice President
Wendy Weng	Assistant Vice President
Jeffrey Western	Assistant Vice President
William Wielgolewski	Assistant Vice President
Mark R. Manley	Secretary
Colin T. Burke	Assistant Secretary

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the 1940 Act are maintained at the offices of AllianceBernstein L.P., One North Lexington Avenue, White Plains, NY 10601 and 1345 Avenue of the Americas, New York, NY 10105, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive and 2 Heritage Drive, North Quincy, Massachusetts 02171 or AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, the Fund’s Transfer Agents.

Item 34. Management Services-Not applicable.

Item 35. Undertakings-Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of November, 2011.

SANFORD C. BERNSTEIN FUND, INC.

By:	*
Dianne F. Lob
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons, in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director
Dianne F. Lob

*	Director
Bart Friedman

*	Director
William Kristol

*	Director
Debra Perry

*	Director
Donald K. Peterson

*	Director
Thomas B. Stiles II

*	Director
Rosalie J. Wolf

/s/ Joseph J. Mantineo	Treasurer and Chief Financial Officer	November 28, 2011
Joseph J. Mantineo

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ Nancy E. Hay	November 28, 2011
Nancy E. Hay, Attorney-in-Fact